As filed with the Securities and Exchange Commission on January 30, 2004
                                                    Registration Nos. 333-111453
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------
                                    FORM N-14
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                      [X] Pre-Effective Amendment No. 1
                      [ ] Post-Effective Amendment No. ___

                              --------------------
                   PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND
               (Exact Name of Registrant as Specified in Charter)
                              --------------------
                     c/o Phoenix Equity Planning Corporation
               101 Munson Street, Greenfield, Massachusetts 01301
                    (Address of Principal Executive Offices)
                                 (800) 243-1574
              (Registrant's Telephone Number, including Area Code)
                              --------------------
                              John R. Flores, Esq.
                       c/o Phoenix Life Insurance Company
               One American Row, Hartford, Connecticut 06102-5056
                     (Name and address of Agent for Service)

                          Copies of Communications to:

                               Lynn K. Stone, Esq.
                        Blazzard, Grodd & Hasenauer, P.C.
                               943 Post Road East
                           Westport, Connecticut 06880

                             Paul S. Schreiber, Esq.
                             Shearman & Sterling LLP
                              599 Lexington Avenue
                            New York, New York 10022

                              --------------------
                  Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of this Registration Statement.

         It is proposed that this filing will become effective on ________, 2004, pursuant to Rule 488 under the Securities Act of 1933, as amended.

                      Title of Securities Being Registered:
             Shares of beneficial interest, no par value per share.

         Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, which permits registration of an indefinite number of shares of beneficial interest. Accordingly, no filing fee is due in connection with this Registration Statement.

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.
================================================================================

                   PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND

                              CROSS REFERENCE SHEET
                             Pursuant to Rule 481(a)

                                                     Caption or Location in
Form N-14 Item No. and Caption                       Prospectus/Proxy Statement
------------------------------                       --------------------------

Part A Information Required in Prospectus/Proxy Statement

1.   Beginning of Registration Statement             Cover Page; Cross Reference
     and Outside Front Cover Page of Prospectus      Sheet

2.   Beginning and Outside Back Cover                Table of Contents
     Page of Prospectus

3.   Fee Table, Synopsis Information and Risk        Synopsis; Principal Risk
     Factors                                         Factors; Comparison of
                                                     Investment Objectives and
                                                     Policies

4.   Information about the Transaction               Synopsis; The Proposed
                                                     Reorganization; Comparative
                                                     Information on Shareholder
                                                     Rights; Exhibit A (Form of
                                                     Agreement and Plan of
                                                     Reorganization)

5.   Information about the Registrant                Cover Page; Synopsis;
                                                     Principal Risk Factors;
                                                     Comparison of Investment
                                                     Objectives and Policies;
                                                     The Proposed
                                                     Reorganization; Comparative
                                                     Information on Distribution
                                                     Arrangements; Comparative
                                                     Information on Shareholder
                                                     Services; Comparative
                                                     Information on Shareholder
                                                     Rights; Management and
                                                     Other Service Providers;
                                                     Current Prospectus of
                                                     Registrant

6.   Information about the Company Being             Synopsis; Comparison of
     Acquired                                        Investment Objectives and
                                                     Policies; The Proposed
                                                     Reorganization;
                                                     Comparative Information on
                                                     Distribution Arrangements;
                                                     Comparative Information on
                                                     Shareholder Services;
                                                     Comparative Information on
                                                     Shareholder Rights;
                                                     Prospectus of the
                                                     Phoenix-Oakhurst
                                                     Strategic Allocation Fund,
                                                     dated May 1, 2003, as
                                                     supplemented.

7.   Voting Information                              Synopsis; The Proposed
                                                     Reorganization; Comparative
                                                     Information on Shareholder
                                                     Rights; Voting Information

8.   Interest of Certain Persons and Experts         The Proposed Reorganization

9.   Additional Information Required for             Not Applicable
     Reoffering By Persons
     Deemed to be Underwriters

                                                     Caption or Location in
Form N-14 Item No. and Caption                       Prospectus/Proxy Statement
------------------------------                       ---------------------------

Part B:  Information Required in Statement of Additional Information

10.  Cover Page                                      Cover Page

11.  Table of Contents                               Table of Contents

12.  Additional Information about the Registrant     Cover Page; Statement of
                                                     Additional Information
                                                     of Registrant, dated May 1,
                                                     2003

13.  Additional Information about the                Cover Page; Statement of
     Company Being Acquired                          Additional Information
                                                     of Phoenix Trust
                                                     dated May 1, 2003

14.  Financial Statements                            Annual Report of the
                                                     Registrant for the year
                                                     ended December 31, 2002;
                                                     Annual Report of Phoenix
                                                     Trust for the year ended
                                                     December 31, 2002;
                                                     Semi-Annual Report of the
                                                     Registrant for the
                                                     six-month period ended June
                                                     30, 2003; Semi-Annual
                                                     Report of Phoenix Trust for
                                                     the six-month period ended
                                                     June 30, 2003; and Pro
                                                     Forma Financial Statements

Part C: Other Information

15.  Indemnification                                 Indemnification

16.  Exhibits                                        Exhibits

17.  Undertakings                                    Undertakings

                         PHOENIX-OAKHURST MANAGED ASSETS

                                   A SERIES OF
                                  PHOENIX TRUST
                          900 THIRD AVENUE, 31ST FLOOR
                               NEW YORK, NY 10022
                                 (800) 272-2700
                           --------------------------

                                                                January 30, 2004

Dear Shareholder:

   The Phoenix-Oakhurst Managed Assets (the "Merged Fund"), a series of Phoenix Trust (the "Trust"), will hold a Special Meeting of Shareholders at 2:00 p.m. local time, on March 19, 2004, at the offices of Phoenix Investment Partners, Ltd., 56 Prospect Street, Hartford, Connecticut 06115. At the Special Meeting, shareholders of the Merged Fund will vote on an Agreement and Plan of Reorganization under which the Merged Fund will be combined with the Phoenix-Oakhurst Strategic Allocation Fund, another trust (the "Surviving Fund"). The Surviving Fund has a similar investment objective to that of the Merged Fund. If the reorganization agreement is implemented, you will become a shareholder of the Surviving Fund and will receive shares of the corresponding class of the Surviving Fund with an aggregate net value equal to the aggregate net asset value of your investment in the Merged Fund. No sales charge will be imposed in connection with the reorganization. Phoenix Investment Partners, Ltd. will pay all costs of the reorganization.

   The Board of Trustees of the Trust believes that the reorganization offers you the opportunity to pursue your goals in a larger fund. The Board of Trustees has carefully considered and has unanimously approved the proposed reorganization, as described in the accompanying materials, and believes that the reorganization is in the best interests of the Merged Fund and its shareholders. Therefore, the Board of Trustees recommends that you vote in favor of the Agreement and Plan of Reorganization.

   We have enclosed a copy of the Notice of Special Meeting of Shareholders, the Proxy Statement and a proxy card. This card should be used to register your vote on the proposals to be acted upon at the Special Meeting. It is important for you to provide voting instructions with respect to the issues described in the accompanying Prospectus/Proxy Statement. We recommend that you read the Proxy Statement in its entirety as the explanations will help you to decide what voting instructions you would like to provide.

   Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of four ways:

         o  THROUGH THE INTERNET - www.eproxyvote.com/pzmcx

         o  BY TELEPHONE - 877-779-8683

         o  BY MAIL - using the enclosed Proxy Card(s) and postage paid envelope

         o  IN PERSON - at the Special Meeting

   We encourage you to vote by telephone or Internet; have your proxy card in hand, and call the number or go to the website and follow the instructions given there. Use of telephone or Internet voting will reduce the time and cost associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

   Please note that you may receive more than one proxy package if you hold shares of the Merged Fund in more than one account. You should return separate proxy cards for each account. If you have any questions, please call (860) 243-1574 between 8:00 a.m. and 6:00 p.m. Eastern time, Monday through Friday.

   YOUR VOTE ON THESE MATTERS IS IMPORTANT. PLEASE COMPLETE EACH PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED OR VOTE USING ONE OF THE OTHER METHODS DESCRIBED. PLEASE RESPOND - IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU VOTE PROMPTLY. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED.



Sincerely,



/s/ Philip R. McLoughlin
Philip R. McLoughlin, President

                         PHOENIX-OAKHURST MANAGED ASSETS
                            A SERIES OF PHOENIX TRUST
                          900 THIRD AVENUE, 31ST FLOOR
                               NEW YORK, NY 10022
                                 1-800-272-2700
                           --------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 19, 2004

TO THE SHAREHOLDERS:


   The Phoenix-Oakhurst Managed Assets, a series of Phoenix Trust, a Delaware Statutory Trust, will hold a Special Meeting of Shareholders at the offices of Phoenix Investment Partners, Ltd., 56 Prospect Street, Hartford, Connecticut 06115, on March 19, 2004 at 2:00 p.m., local time, for the following purposes:

   1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization, dated March 19, 2004, and the transactions it contemplates, including (a) the transfer of all or substantially all of the assets of the Phoenix-Oakhurst Managed Assets, a series of Phoenix Trust, to the Phoenix-Oakhurst Strategic Allocation Fund, in exchange solely for shares of the corresponding class of the Phoenix-Oakhurst Strategic Allocation Fund and the assumption by the Phoenix-Oakhurst Strategic Allocation Fund of all known liabilities of the Phoenix-Oakhurst Managed Assets and (b) the distribution of the shares of Phoenix-Oakhurst Strategic Allocation Fund so received to shareholders of the Phoenix-Oakhurst Managed Assets in complete liquidation of the Phoenix-Oakhurst Managed Assets.

   2. To consider and act upon any other business as may properly come before the meeting and any adjournment(s) thereof.

   You are entitled to vote at the meeting and any adjournment(s) if you owned shares of the Phoenix-Oakhurst Managed Assets at the close of business on January 13, 2004.

   Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of the following ways:

         o  THROUGH THE INTERNET - www.eproxyvote.com/pzmcx

         o  BY TELEPHONE - 877-779-8683

         o  BY MAIL - using the enclosed Proxy Card(s) and postage paid envelope

         o  IN PERSON - at the Special Meeting

   We encourage you to vote by telephone or Internet; have your proxy card in hand, and call the number or go to the website and follow the instructions given there. Use of telephone or Internet voting will reduce the time and cost associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

   If you sign, date, and return the proxy card but give no voting instructions, your shares will be voted "FOR" the proposal noticed above.

                                            By Order of the Board of Trustees of
                                            Phoenix Trust

                                            MARC BALTUCH
                                            SECRETARY


New York, NY
January 30, 2004

                            INTENTIONALLY LEFT BLANK

                   PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND
                     C/O PHOENIX EQUITY PLANNING CORPORATION
                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301
                                 1-800-243-1574

                         PHOENIX-OAKHURST MANAGED ASSETS
                            A SERIES OF PHOENIX TRUST
                          900 THIRD AVENUE, 31ST FLOOR
                            NEW YORK, NEW YORK 10022
                                 1-800-272-2700

                           PROSPECTUS/PROXY STATEMENT


                              DATED JANUARY 30, 2004

   This Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of Phoenix Trust (the "Trust"), for use at the special meeting of shareholders of the Phoenix-Oakhurst Managed Assets (the "Merged Fund") to be held at 2:00 p.m., local time, on March 19, 2004 at the offices of Phoenix Investment Partners, Ltd., 56 Prospect Street, Hartford, Connecticut 06115 and at any adjournment(s).

   The purpose of the meeting is to consider an Agreement and Plan of Reorganization that would effect the reorganization of the Merged Fund into the Phoenix-Oakhurst Strategic Allocation Fund (the "Surviving Fund" or the "Acquiring Trust"), as described below. Under the reorganization agreement, all or substantially all of the assets of the Merged Fund would be transferred to the Surviving Fund in exchange solely for shares of the corresponding classes in the Surviving Fund and the assumption by the Surviving Fund of all liabilities of the Merged Fund. These shares of the Surviving Fund would then be distributed pro rata to the shareholders of the corresponding classes of the Merged Fund, and then the Merged Fund would be liquidated. As a result of the proposed transactions, each shareholder of the Merged Fund would receive a number of full and fractional shares of the corresponding class of the Surviving Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder's Merged Fund shares on the effective date of the reorganization.

   The Merged Fund is a portfolio series of an open-end management investment company. The Surviving Fund is an open-end management investment company. The Surviving Fund has an investment objective of providing the highest total return consistent with reasonable risk. The Merged Fund has an investment objective of increasing investment from capital appreciation, dividends and interest consistent with preserving capital and reducing portfolio exposure to market risk. Phoenix Investment Counsel, Inc. ("PIC") is employed as the investment advisor for the Surviving Fund and Phoenix/Zweig Advisers LLC ("PZA") is employed as the investment advisor for the Merged Fund.

   This Prospectus/Proxy Statement, which you should retain for future reference, sets forth concisely the information that you should know about the Merged Fund, the Surviving Fund, and the transactions contemplated by the reorganization agreement. As used in this Prospectus/Proxy Statement, the term "Fund" collectively refers to the Merged Fund and the Surviving Fund.

   Additional information about the Surviving Fund and the Acquiring Trust is included in the Surviving Fund's Prospectus accompanying this document and is incorporated by reference herein. Further information about the Surviving Fund and the Acquiring Trust is included in the Statement of Additional Information for the Surviving Fund, dated May 1, 2003, as supplemented, which has been filed with the SEC and is incorporated by reference herein. A copy of the Surviving Fund's Statement of Additional Information, as supplemented, may be obtained without charge by contacting Phoenix Equity Planning Corporation at 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480, or by telephoning Phoenix Equity Planning Corporation toll-free at 1-800-243-4361.

   Additional information about the Merged Fund is included in the current Prospectus of the Merged Fund, dated May 1, 2003, as supplemented. A copy of the Merged Fund Prospectus has been filed with the SEC, and is incorporated by reference herein. Further information about the Merged Fund is included in the Statement of Additional Information for the Merged Fund dated May 1, 2003, as supplemented, which also has been filed with the SEC and is incorporated by reference herein. A copy of the Merged Fund's Prospectus and Statement of Additional Information may be obtained without charge by contacting Phoenix Equity Planning Corporation at 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480, or by telephoning Phoenix Equity Planning Corporation toll-free at 1-800-243-4361.

   A Statement of Additional Information to this Prospectus/Proxy Statement dated January 30, 2004 relating specifically to the proposed transfer of all or substantially all of the assets and certain identified liabilities of Phoenix-Oakhurst Managed Assets, a series of Phoenix Trust, to Phoenix-Oakhurst Strategic Allocation Fund in exchange for shares of the corresponding class of Phoenix-Oakhurst Strategic Allocation Fund, is incorporated herein by reference. A copy of the Statement of Additional Information to this Prospectus/Proxy Statement may be obtained without charge by contacting Phoenix Equity Planning Corporation at 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480, or by telephoning Phoenix Equity Planning Corporation toll-free at 1-800-243-4361.

   The Trust files reports, proxy materials and other information with the SEC. You may inspect those reports, proxy materials and other information at the public reference facilities maintained by the SEC at 450 Fifth Street N.W., Washington, D.C. 20549. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, Washington, D.C. 20549, at prescribed rates, or at no charge from the EDGAR database on the SEC's web site at www.sec.gov.

   This Prospectus/Proxy Statement constitutes the proxy statement of the Merged Fund for the Special Meeting and the prospectus for shares of the Surviving Fund that have been registered with the SEC and are being issued in connection with the reorganization. This Prospectus/Proxy Statement is expected to first be sent to shareholders on or about February 3, 2004.

                                   ----------

THE SECURITIES OF THE SURVIVING FUND HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE DISCLOSURE IN THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   -------------

The date of this Prospectus/Proxy Statement is January 30, 2004.

                                TABLE OF CONTENTS



                                                                            Page
                                                                            ----


SYNOPSIS...................................................................   5

PRINCIPAL RISK FACTORS...................................................... 11

THE PROPOSED REORGANIZATION................................................. 12

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES............................ 18

COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS........................ 20

COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES............................. 21

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS............................... 22

FISCAL YEAR................................................................. 23

MANAGEMENT AND OTHER SERVICE PROVIDERS...................................... 23

VOTING INFORMATION.......................................................... 24

MISCELLANEOUS............................................................... 26

OTHER BUSINESS.............................................................. 34

                            INTENTIONALLY LEFT BLANK

                                    SYNOPSIS

BACKGROUND

   The proposed reorganization is the outcome of deliberations by the Boards of Trustees of the Trust and the Phoenix-Oakhurst Strategic Allocation Fund (collectively, the "Trusts"). Phoenix Investment Counsel, Inc. ("PIC") and Phoenix/Zweig Advisers LLC ("PZA"), the advisors to the Surviving Fund and the Merged Fund, respectively, recommended that the Trustees of the respective Trusts consider the benefits that the fund shareholders would realize if the Merged Fund were to be combined with the Surviving Fund. In response to this recommendation, the independent trustees of each Trust requested that management outline a specific reorganization proposal for their consideration and provide an analysis of the specific benefits that shareholders would realize from the proposal. Independent trustees are trustees who are not "interested persons" of the respective Trusts (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")). After considering the specific reorganization proposal, the Trustees of the Trust and the Acquiring Trust, including the independent trustees, at meetings held on November 12, 2003 and November 19, 2003, respectively, unanimously approved the reorganization.

SUMMARY OF THE PROPOSED REORGANIZATION

   The reorganization will be effected in accordance with the terms of a reorganization agreement, a form of which is attached to this Prospectus/Proxy Statement as Exhibit A. The reorganization agreement provides for:

   o the acquisition of all or substantially all of the assets of the Merged Fund by the Surviving Fund in exchange solely for shares of the corresponding class in the Surviving Fund;

   o   the assumption by the Surviving Fund of all liabilities of the Merged
       Fund;

   o the pro rata distribution of the corresponding class of the Surviving Fund shares to the Merged Fund shareholders in exchange for the outstanding Merged Fund shares; and

   o   the liquidation of the Merged Fund.

   The reorganization is anticipated to occur on or about March 26, 2004. If the reorganization agreement is implemented, each Merged Fund shareholder will receive a number of full and fractional shares of the corresponding class of the Surviving Fund shares with an aggregate net asset value equal to the aggregate net asset value of his or her Merged Fund Shares as of the closing date of the reorganization.

   The implementation of the reorganization agreement is subject to a number of conditions set forth in the reorganization agreement. See "The Proposed Reorganization." Among the significant conditions (which may not be waived) are:

   o the receipt by each Trust of an opinion of counsel as to the Federal income tax consequences of the reorganization; and

   o the approval of the reorganization agreement by the shareholders of the Merged Fund.

   The reorganization agreement provides that Phoenix Investment Partners, Ltd. will bear all costs and expenses of the reorganization, including the costs of the Special Meeting, the costs and expenses incurred in the preparation and mailing of the notice, this Prospectus/Proxy Statement and the proxy, and the solicitation of proxies.

INVESTMENT OBJECTIVES AND POLICIES

   The investment objectives and principal investment strategies of the Merged Fund and the Surviving Fund are similar:

   o The Merged Fund has an investment objective of increasing your investment from capital appreciation, dividends and interest consistent with preserving capital and reducing portfolio exposure to market risk. The Surviving Fund has an investment objective of providing the highest total return consistent with reasonable risk. The investment objective of the Merged Fund may be changed without shareholder approval. The investment objective of the Surviving Fund is a "fundamental policy" which may not be changed without the approval of the holders of at least a "majority of the outstanding voting shares" of the fund.


   o The Merged Fund allocates its assets among domestic and foreign stocks, bonds, short-term instruments, currencies and currency-related investments. Stocks are selected using quantitative analysis of growth indicators such as earnings, sales and cash flow; value indicators such as price to earnings; and, miscellaneous indicators such as price momentum. Stocks may be of any capitalization and may be of either foreign or U.S. issuers. Generally, up to 200 U.S. stocks are selected from among 1,500 stocks that the advisor believes to be comparable in market capitalization and liquidity to stocks in the Standard & Poor's 500 Index (S&P 500 Index). The advisor attempts to select foreign stocks that, in the aggregate, are expected to perform similarly to the major stock market indices of a particular country. The Merged Fund may invest in foreign and domestic bonds of any maturity which are rated at the time of investment "A" or higher by Moody's Investors Service, Inc. or Standard & Poor's Corporation, or if unrated, are judged to be of comparable quality by the advisor.

   o The Surviving Fund invests principally in stocks, bonds, other debt securities which are rated at the time of investment within the four highest rating categories, including obligations issued by corporations, governments and municipalities, and money market instruments. The Surviving Fund may invest any amount or proportion of assets in each of these three types of securities and the advisor may adjust the mix of investments when, in the advisor's opinion, an adjustment will enable the Fund to capitalize on perceived variations in return potential based upon changes in economic and market conditions.

   Both the Merged Fund and the Surviving Fund invest primarily in credit risk, interest rate risk and long-term maturities. The Funds differ, however, because the Merged Fund invests in growth stocks and small-cap companies, while the Surviving Fund invests in U.S. Government Securities. You may also see "Principal Risk Factors" and "Comparison of Investment Objectives and Policies" below, for further information on the similarities and differences between the investment objectives, policies and risks of the Surviving Fund and the Merged Fund. You can also find additional information for the Surviving Fund in its Prospectus.

DISTRIBUTION AND PURCHASE ARRANGEMENTS

   The Merged Fund offers three classes of shares: Class A, Class B and Class C shares. The Surviving Fund currently offers Class A and Class B shares. The Surviving Fund will offer Class C shares no later than the date of reorganization. Shares are offered to the public at a price equal to the net asset value per share plus applicable sales and distribution charges. For Class A shares, sales charges are imposed at the time of purchase. For Class B and Class C shares, sales charges are imposed on a contingent deferred basis.

   See "Comparative Information on Distribution Arrangements" below for further information on the distribution arrangements of the Merged Fund and the Surviving Fund. You can also find additional information on distribution arrangements for the Surviving Fund in its Prospectus.

DIVIDENDS AND DISTRIBUTIONS

   The Merged Fund distributes net investment income semi-annually. The Surviving Fund distributes net investment income semi-annually. Both Funds distribute net realized capital gains, if any, at least annually.

   All dividends and distributions of the Merged Fund and the Surviving Fund are paid in additional shares of the respective Fund unless shareholders elect to receive cash. You can also find additional information on dividends and distributions for the Surviving Fund in its Prospectus.

EXCHANGES

   The Merged Fund and the Surviving Fund currently offer shareholders identical exchange privileges. Shareholders of the Merged Fund and the Surviving Fund may exchange their shares for shares of a corresponding class of shares of other affiliated Phoenix funds.

   On exchanges with corresponding classes of shares that carry a contingent deferred sales charge, the contingent deferred sales charge schedule of the original shares purchased continues to apply. You can also find additional information on the Surviving Fund's exchange privileges in its Prospectus.

REDEMPTION PROCEDURES

   Shareholders of both the Merged Fund and the Surviving Fund may redeem their shares at a redemption price equal to the net asset value of the shares (minus any applicable contingent deferred sales charge) as next determined following the receipt of a redemption order in proper form. Ordinarily, payments of redemption proceeds for redeemed Merged Fund and Surviving Fund shares are made within seven days after receipt of a redemption request in proper form. See "Comparative Information on Shareholder Services" for more information. You can also find additional information on the Surviving Fund's redemption procedures in its Prospectus.

FEDERAL TAX CONSEQUENCES OF PROPOSED REORGANIZATION

   At the closing of the reorganization, the Trust and the Acquiring Trust will receive an opinion of counsel, subject to certain assumptions and representations, that:

   o no gain or loss will be recognized by the Merged Fund on the transfer of the assets of the Merged Fund to the Surviving Fund in exchange for Surviving Fund shares and the assumption by the Surviving Fund of all liabilities of the Merged Fund or upon the distribution of Surviving Fund shares to the Merged Fund shareholders in exchange for their shares of the Merged Fund;

   o the aggregate tax basis of the Surviving Fund shares, including any fractional shares, received by each shareholder of the Merged Fund pursuant to the reorganization will be the same as the aggregate tax basis of the Merged Fund shares held by such shareholder immediately prior to the reorganization; and

   o the holding period of the Surviving Fund shares, including fractional shares, to be received by each shareholder of the Merged Fund will include the period during which the Merged Fund shares exchanged therefore were held by such shareholder (provided that the Merged Fund shares were held as a capital asset on the date of the reorganization).

   See "The Proposed Reorganization--Federal Income Tax Consequences" for more information.

RISK FACTORS

   An investment in the Surviving Fund is subject to specific risks arising from the types of securities in which the Surviving Fund invests and general risks arising from investing in any mutual fund type of investment. The specific risks to which the Surviving Fund is subject include the risks of investing in fixed income instruments such as credit risk and interest rate risk. Investors can lose money by investing in the Surviving Fund. There is no assurance that the Surviving Fund will meet its investment objective.

   The Merged Fund and the Surviving Fund are each subject to general investment risk, as well as risks inherent to interest rates. The Merged Fund also has the risk of investing in growth stocks and small-cap companies, which the

Surviving Fund does not. Conversely, the Surviving Fund has the risk of investing in U.S. Government securities. You may also see "Principal Risk Factors" for the principal risks associated with an investment in the Surviving Fund.

MANAGEMENT AND OTHER SERVICE PROVIDERS

   As the investment advisor for the Surviving Fund, PIC is responsible for managing the investment program and the general operations of the Surviving Fund, as well as the day-to-day management of the Surviving Fund's portfolio. PZA, the investment advisor for the Merged Fund, is responsible for managing the Merged Fund's investment program and general operations, as well as for the day-to-day management of the Merged Fund's Portfolio.

   Investment and trading decisions for the Surviving Fund are made by a team of equity investment professionals and a team of fixed income investment professionals.

   Investment and trading decisions for the Merged Fund are made by a team of equity investment professionals and a team of fixed income investment professionals. Steve Colton is the leader of the equity team and Dong Zhang is a member of that team. David Albrycht is the leader of the fixed income team.

   Mr. Colton is Senior Vice President of PZA and joined PIC as Managing Director, Value Equities in 1997. Mr. Zhang joined PIC in 1997. Mr. Albrycht is Senior Vice President of PZA and has served as Managing Director, Fixed Income of PIC since 1995.

COMPARATIVE FEE TABLES

   The tables below are designed to assist an investor in understanding the various direct and indirect costs and expenses associated with an investment in the relevant class of shares of each Fund. The following tables show shareholder transaction expenses currently applicable to the purchase of Class A, Class B shares and anticipated for each of the Class C shares of each of the Funds. These expenses will remain in effect as to the combined Surviving Fund following the reorganization.

SURVIVING FUND                             CLASS A           CLASS B            CLASS C
                                          ---------         ---------          ---------
Shareholder Fees (paid directly
   from your investment)
   Maximum Sales Charge (Load)
      Imposed on Purchase (as a
      percentage of offering price)         5.75%             None               None
   Maximum Deferred Sales Charge (Load)
      (as a percentage of the lesser
      of the value redeemed or the
      amount invested)                      None              5%(a)              1%(b)
   Maximum Sales Charge (Load)
      Imposed on Reinvested Dividends       None              None               None
   Redemption Fee                           None              None               None
   Exchange Fee                             None              None               None



                                       8


MERGED FUND
                                           CLASS A           CLASS B            CLASS C
Shareholder Fees (paid directly           ---------         ---------          ---------
   from your investment)
   Maximum Sales Charge (Load)
      Imposed on Purchase (as a
      percentage of offering price)         5.75%             None               None
   Maximum Deferred Sales Charge (Load)
      (as a percentage of the lesser
      of the value redeemed or the
      amount invested)                      None(c)           5%(d)              1.25%(b)
   Maximum Sales Charge (Load)
      Imposed on Reinvested Dividends       None              None               None
   Redemption Fee                           None              None               None
   Exchange Fee                             None              None               None

_________
   (a) The maximum deferred sales charge is imposed on Class B shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.
   (b) The deferred sales charge is imposed on Class C shares redeemed during the first year only.
   (c) A 1% contingent deferred sales charge is imposed on redemptions within 12 months of purchases of $1 million or more originally purchased without an initial sales charge as described under "Class A Shares - Reduced Initial Sales Charges" in the Statement of Additional Information for the Merged Fund.
   (d) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 3% during the third and fourth years to 0% after the sixth year.

   The tables below also include pro forma information for the combined Surviving Fund resulting from the reorganization assuming the reorganization took place on June 30, 2003, and after adjusting such information to reflect current fees. The expense information for the Surviving Fund and the Merged Fund is based upon expenses for the twelve months ended June 30, 2003.

   As indicated in the following tables, immediately upon effectiveness of the reorganization, the "Total Annual Fund Operating Expenses" for the combined Surviving Fund are expected to be slightly lower than the "Total Annual Fund Operating Expenses" for the Merged Fund.

                                                   CLASS A SHARES
                                 -----------------------------------------------
                                                                     PRO FORMA
                                                                     COMBINED
                                   SURVIVING FUND   MERGED FUND   SURVIVING FUND
                                   --------------   -----------   --------------
Annual Fund Operating Expenses
   (expenses that are deducted,
   from fund assets)
   Management Fees                     0.65%          1.00%(a)        0.65%
   Distribution and Service
   (12b-1 Fees) (b)                    0.25%          0.30%           0.25%
   Other Expenses                      0.37%          0.37%           0.32%

Total Annual Fund Operating Expenses   1.27%          1.67%           1.22%

                                                   CLASS B SHARES
                                 -----------------------------------------------
                                                                     PRO FORMA
                                                                     COMBINED
                                   SURVIVING FUND   MERGED FUND   SURVIVING FUND
                                   --------------   -----------   --------------
Annual Fund Operating Expenses
   (expenses that are deducted,
   from fund assets)
   Management Fees                     0.65%          1.00%(a)        0.65%
   Distribution and Service
   (12b-1 Fees) (b)                    1.00%          1.00%           1.00%
   Other Expenses                      0.37%          0.37%           0.32%

Total Annual Fund Operating Expenses   2.02%          2.37%           1.97%


                                                        CLASS C SHARES
                                               ---------------------------------
                                                                 PRO FORMA
                                                                  COMBINED
                                                 MERGED FUND   SURVIVING FUND(c)
                                                 -----------   -----------------

Annual Fund Operating Expenses
   (expenses that are deducted,
   from fund assets)
   Management Fees                                 1.00%(a)        0.65%
   Distribution and Service
    (12b-1 Fees) (b)                               1.00%           1.00%
   Other Expenses                                  0.37%           0.32%

Total Annual Fund Operating Expenses               2.37%           1.97%
_________
   (a) Phoenix/Zweig Advisers LLC, the investment advisor to the Merged Fund, has voluntarily agreed to waive a portion of its investment management fee so that the annual rate paid by the Fund will be 0.65% after such waiver.
   (b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the NASD.
   (c) Class C shares of the Surviving Fund will first become available no later than the date of the reorganization described in this Prospectus/Proxy Statement.

EXAMPLE

   These examples illustrate the impact of the above fees and expenses on an account with an initial investment of $10,000 based on the expenses shown above. They assume a 5% annual return, the reinvestment of all dividends and distributions and "Annual Fund Operating Expenses" remaining the same each year. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after seven years with respect to the Merged Fund and after eight years with respect to the Surviving Fund. These examples are hypothetical; actual fund expenses and returns vary from year to year and may be higher or lower than those shown.

   Fees and expenses if you redeemed your shares at the end of each time period:

----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                 1 YEAR           3 YEARS            5 YEARS           10 YEARS
---------------------------------------------- ---------------- ------------------ ----------------- -----------------

Surviving Fund                                 $697             $955               $1,232            $2,021
---------------------------------------------- ---------------- ------------------ ----------------- -----------------

Merging Fund                                   $735             $1,071             $1,430            $2,438
----------------------------------------------------------------------------------------------------------------------

Pro Forma Combined Surviving Fund              $692             $940               $1,207            $1,967
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                                 1 YEAR           3 YEARS            5 YEARS           10 YEARS
---------------------------------------------- ---------------- ------------------ ----------------- -----------------

Surviving Fund                                 $605             $834               $1,088            $2,155
---------------------------------------------- ---------------- ------------------ ----------------- -----------------

Merging Fund                                   $640             $1,039             $1,365            $2,451
---------------------------------------------- ---------------- ------------------ ----------------- -----------------

Pro Forma Combined Surviving Fund              $600             $818               $1,062            $2,102
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
CLASS C SHARES                                 1 YEAR           3 YEARS            5 YEARS           10 YEARS
---------------------------------------------- ---------------- ------------------ ----------------- -----------------

Merging Fund                                   $365             $739               $1,265            $2,706
---------------------------------------------- ---------------- ------------------ ----------------- -----------------

Pro Forma Combined Surviving Fund              $300             $618               $1,062            $2,296
----------------------------------------------------------------------------------------------------------------------

   Fees and expenses if you did not redeem your shares at the end of each time period:

----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                 1 YEAR           3 YEARS            5 YEARS           10 YEARS
---------------------------------------------- ---------------- ------------------ ----------------- -----------------

Surviving Fund                                 $697             $955               $1,232            $2,021
---------------------------------------------- ---------------- ------------------ ----------------- -----------------

Merging Fund                                   $735             $1,071             $1,430            $2,438
---------------------------------------------- ---------------- ------------------ ----------------- -----------------

Pro Forma Combined Surviving Fund              $692             $940               $1,207            $1,967
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                                 1 YEAR           3 YEARS            5 YEARS           10 YEARS
---------------------------------------------- ---------------- ------------------ ----------------- -----------------

Surviving Fund                                 $205             $634               $1,088            $2,155
---------------------------------------------- ---------------- ------------------ ----------------- -----------------

Merging Fund                                   $240             $739               $1,265            $2,451
---------------------------------------------- ---------------- ------------------ ----------------- -----------------

Pro Forma Combined Surviving Fund              $200             $618               $1,062            $2,102
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
CLASS C SHARES                                 1 YEAR           3 YEARS            5 YEARS           10 YEARS
---------------------------------------------- ---------------- ------------------ ----------------- -----------------

Merging Fund                                   $240             $739               $1,265            $2,706
---------------------------------------------- ---------------- ------------------ ----------------- -----------------

Pro Forma Combined Surviving Fund              $200             $618               $1,062            $2,296
----------------------------------------------------------------------------------------------------------------------


   Note: Actual expenses for the Merged Fund may be lower than those shown in the example above since the expense levels used to calculate the figures shown do not include the management fee waiver by the Merged Fund's advisor.

   The purpose of the tables above is to help the investor understand the various costs and expenses that the investor will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN SHOWN.

                             PRINCIPAL RISK FACTORS

   Because the Surviving Fund's investment objective and policies are similar to those of the Merged Fund, an investment in the Surviving Fund is subject to many of the same specific risks as an investment in the Merged Fund. The following highlights the principal similarities between the principal risk factors associated with an investment in the Surviving Fund and those associated with the Merged Fund and is qualified in its entirety by the more extensive discussion of risk factors in the Prospectuses and Statements of Additional Information of the Surviving Fund and the Merged Fund, respectively.

   The Merged Fund and the Surviving Fund are each subject to general investment risk, as well as risks inherent to interest rates. The Merged Fund also has the risk of investing in growth stocks and small-cap companies, which the Surviving Fund does not. Conversely, the Surviving Fund has the risk of investing in U.S. Government securities.

   An investment in the Surviving Fund is subject to specific risks arising from the types of securities in which the Surviving Fund invests and general risks arising from investing in any mutual fund. You can lose money by investing in the Surviving Fund. There is no assurance that the Surviving Fund will meet its investment objective.

GENERAL

   The value of your investments of the Merged Fund and the Surviving Fund that supports your share value can decrease. If between the time you purchase shares and the time you sell shares the value of your fund's investments decreases, you will lose money.

   Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which your fund invests can be worse than expected and investments may fail to perform as the Fund's investment advisor expects. As a result, the value of your shares may decrease.

   Credit risk, interest rate risk, the risk of investing in securities with long-term maturities and the risk of investing in U.S. Government securities are risks common to each of the Merged Fund and the Surviving Fund.

CREDIT RISK

   Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower a security's credit rating the greater chance the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.

INTEREST RATE RISK

   Interest rate trends can have an affect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

LONG-TERM MATURITIES

   Fixed income securities with longer maturities may be subject to greater price fluctuations due to interest rate, tax law and general market changes.

U.S. GOVERNMENT SECURITIES

   Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.


                           THE PROPOSED REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

   The terms and conditions under which the proposed reorganization may be consummated are set forth in the reorganization agreement. Significant provisions of the reorganization agreement are summarized below. This summary, however, is qualified in its entirety by reference to the reorganization agreement, a form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

   The Agreement and Plan of Reorganization contemplates:

   o the acquisition by the Surviving Fund, on the closing date of the reorganization, of all or substantially all of the assets of the Merged Fund in exchange solely for shares of the corresponding class of the Surviving Fund and the assumption by the Surviving Fund of all liabilities of the Merged Fund; and

   o the distribution of shares of the corresponding class of the Surviving Fund to the shareholders of the Merged Fund in exchange for their respective shares of the Merged Fund.

   The assets of the Merged Fund to be acquired by the Surviving Fund include all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivables which are owned by the Merged Fund and any deferred or prepaid expenses shown as an asset on the books of the Merged Fund on the closing date of the reorganization. The Surviving Fund will assume all liabilities, accrued or contingent expenses, costs, charges, and reserves of the Merged Fund reflected on an unaudited statement of assets and liabilities as of the closing date. The closing of the reorganization will occur following satisfaction (or waiver) of the conditions to closing set forth in the reorganization agreement (currently anticipated to occur on or about March 26, 2004), or such later date as the parties may agree.

   The value of the Merged Fund's assets to be acquired and the Merged Fund's liabilities to be assumed by the Surviving Fund and the net asset value of shares of each class of shares of the Surviving Fund will be determined immediately after the close of regular trading on the New York Stock Exchange on the closing date, using the valuation procedures set forth in the Funds' then current Prospectus and Statement of Additional Information. The number of shares of each class of the Surviving Fund to be issued to the Merged Fund will be determined by dividing (a) the value of the aggregate net assets attributable to each class of shares of the Merged Fund by (b) the net asset value per share of the corresponding class of the Surviving Fund.

   On the closing date, the Merged Fund will liquidate and distribute pro rata to its shareholders of record the Surviving Fund shares received by the Merged Fund in exchange for their respective shares in the Merged Fund. This liquidation and distribution will be accomplished by opening an account on the books of the Surviving Fund in the name of each shareholder of record of the Merged Fund and by crediting to each account the shares due pursuant to the reorganization. Every Merged Fund shareholder will own shares of the corresponding class of the Surviving Fund immediately after the reorganization, the value of which will be equal to the value of the shareholder's Merged Fund shares immediately prior to the reorganization.

   At or prior to the closing date, the Merged Fund will declare a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to the Merged Fund shareholders all of the Merged Fund's investment company taxable income for all taxable years ending at or prior to the closing date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized (after reduction for any capital loss carry-forward) in all taxable years ending at or prior to the closing date.

   Subject to certain limitations on liability, the Surviving Fund has agreed to indemnify and hold harmless the Trustees of the Trust who are not "interested persons" of the advisor or distributor of the Merged Fund (the "Independent Trustees") from and against any and all claims, costs, expenses (including reasonable attorneys' fees), losses and liabilities of any sort or kind (collectively "Liability") which may be asserted against them or for which the Independent Trustees may become liable arising out of or attributable to the transactions contemplated by the reorganization agreement, provided that any Independent Trustee seeking the benefit of this indemnification shall not have materially contributed to the creation of such Liability by acting in a manner contrary to his or her fiduciary duties as a trustee under the 1940 Act.

   The consummation of the reorganization is subject to a number of conditions set forth in the reorganization agreement. Certain of these conditions may be waived by the Board of Trustees or by an authorized officer of each trust, as appropriate.

   Among the significant conditions which may not be waived are: (a) the receipt by the Trust and the Acquiring Trust of an opinion of counsel as to certain Federal income tax aspects of the reorganization and (b) the approval of the reorganization agreement by the shareholders of the Merged Fund. The Plan may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders of the Merged Fund, prior to the closing date, by either party by resolution of its Board of Trustees. In addition, the reorganization agreement may be amended by mutual agreement, except that no amendment may be made to the reorganization agreement subsequent to the Special Meeting that would change the provisions for determining the number of Surviving Fund shares to be issued to shareholders of the Merged Fund without their further approval.

REASONS FOR THE REORGANIZATION

   The proposed reorganization is the outcome of the deliberation by the Boards of Trustees of the Trusts. The advisors to each Fund recommended that the Trustees of each Trust consider the benefits that shareholders would realize if the Merged Fund were to be combined with the Surviving Fund. In response to this recommendation, the independent trustees of each trust requested that management outline a specific reorganization proposal for their consideration and provide an analysis of the specific benefits to be realized by shareholders from the proposal.

   In the course of their review, the Trustees of the Trust noted that the reorganization would be a means of combining two Funds with similar investment objectives and principal investment strategies and would permit the shareholders of the Merged Fund to pursue their investment goals in a larger fund. In reaching this conclusion, the Board considered a number of additional factors, including the following:

   o the reorganization could result in economies of scale through the spreading of fixed costs over a larger asset base;

   o the total expense ratio of the combined Surviving Fund following the reorganization is projected to be slightly lower than the current total expense ratio of the Merged Fund;

   o the reorganization provides for continuity of distribution and shareholder servicing arrangements; and

   o the reorganization will not result in the recognition of any gain or loss for Federal income tax purposes either to the Merged Fund or the Surviving Fund or to the shareholders of either of the Funds.

   After considering these and other factors, the Board of Trustees of the Trust, including the independent trustees, unanimously concluded at a meeting held on November 12, 2003 that the reorganization would be in the best interests of the Merged Fund and its shareholders and that the interests of existing Merged Funds shareholders will not be diluted as a result of the transactions contemplated by the reorganization. The Board of Trustees of the Trust then unanimously voted to approve the reorganization and authorized the officers of the Trust to submit the reorganization proposal to shareholders for consideration.

   At a meeting held on November 19, 2003, the Board of Trustees of the Acquiring Trust, including the independent trustees, also unanimously concluded that the reorganization would be in the best interests of the Surviving Fund and its shareholders and that the interests of existing Surviving Fund shareholders will not be diluted as a result of the reorganization. In the course of their review, the Board of Trustees of the Acquiring Trust noted that the advisors to each Fund have elected to use the historical financial statements and performance record of the Surviving Fund.

FEDERAL INCOME TAX CONSEQUENCES

   General
   -------

   The reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code (the "Code"). This means that, in the opinion of counsel, no gain or loss will be recognized by a shareholder of the Merged
Fund for Federal income tax purposes as a result of the reorganization.

   As a condition to the closing of the reorganization, the Merged Fund and the Surviving Fund will receive an opinion of Shearman & Sterling LLP, substantially to the effect that, among other things, for Federal income tax purposes, upon consummation of the reorganization (i) no gain or loss will be recognized by the Merged Fund or the Surviving Fund as a result of the reorganization, (ii) no gain or loss will be recognized by a shareholder of the Merged Fund upon his or her receipt of shares of the Surviving Fund in the reorganization solely in exchange for his or her shares of the Merged Fund, (iii) the Merged Fund and the Surviving Fund will be a "party to a reorganization" under Section 368(b) of the Code, (iv) the holding period of the assets of the Merged Fund acquired by the Surviving Fund will include the period during which such assets were held by the Merged Fund, (v) the holding period for shares of the Surviving Fund received by each shareholder of the Merged Fund in exchange for his or her shares in the Merged Fund will include the period during which such shareholder held shares of the Merged Fund (provided the Merged Fund shares were held as capital assets on the date of the exchange), and (vi) immediately after the reorganization, the tax basis of the shares of the Surviving Fund received by shareholders of the Merged Fund in the reorganization will be equal, in the aggregate, to the tax basis of the shares of the Merged Fund surrendered in exchange therefore. Shearman & Sterling LLP's opinion will be based upon certain assumptions and representations made by the Merged Fund and the Surviving Fund.

   An opinion of counsel does not have the effect of a private letter ruling from the Internal Revenue Services ("IRS") and is not binding on the IRS or any court.

   If the reorganization is consummated but fails to qualify as a reorganization within the meaning of Section 368(a) of the Code, the reorganization would be treated as a taxable sale of assets followed by a taxable liquidation of the Merged Fund, and Merged Funds' shareholders would recognize a taxable gain or loss equal to the difference between their basis in the Merged Fund shares and the fair market value of the shares in the Surviving Fund received.

   To the extent the Surviving Fund has unrealized capital gains at the time of the reorganization, the Merged Funds' shareholders may incur taxable gains in the year that the Surviving Fund realizes and distributes those gains. This will be true notwithstanding that the unrealized gains were reflected in the price of the Surviving Funds' shares at the time they were exchanged for assets of the Merged Fund in the reorganization. Conversely, shareholders of the Surviving Fund would share in unrealized capital gains of the Merged Fund after the reorganization and bear a tax consequence on the subsequent realization of such gains.

   To the extent that the Merged Fund has loss carry-forwards at the time of the reorganization, the Merged Funds' shareholders may not be able to benefit from such loss carry-forwards after the reorganization.

   Shareholders should consult their tax advisers regarding the effect of the reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, shareholders also should consult their tax advisers as to the foreign, state, local and other tax consequences of the reorganization.

   Status as a Regulated Investment Company
   ----------------------------------------

   The Merged Fund and the Surviving Fund have elected and qualified to be taxed as regulated investment companies under Section 851-855 of the Code, and after the reorganization, the Surviving Fund intends to operate or continue to operate so as to qualify as a regulated investment company. The Merged Funds' existence as a separate investment portfolio of the Trust will be terminated as part of the reorganization.

CAPITALIZATION

   The following table sets forth the capitalization of the Surviving Fund and the Merged Fund, and on a pro forma basis for the combined Surviving Fund as of June 30, 2003 giving effect to the proposed acquisition of net assets of the merged Fund at net asset value. The pro forma data reflects the exchange ratio of approximately 0.7459, 0.7614 and 0.7461 for Class A, Class B and Class C shares, respectively, of the Surviving Fund issued for each Class A, Class B and Class C share respectively, of the Merged Fund.

                                                                 PRO FORMA
                           SURVIVING FUND      MERGED FUND     COMBINED FUND
                          -----------------  -------------- --------------------

Net Assets
   Class A                   $199,098,668     $ 32,053,662      $231,152,330
   Class B                   $  5,829,215     $ 12,560,055      $ 18,389,270
   Class C                        N/A         $120,945,177      $120,945,177
Net Asset Value per Share
   Class A                      $13.87           $10.35            $13.87
   Class B                      $13.66           $10.40            $13.66
   Class C                        N/A            $10.19            $13.66
Shares Outstanding
   Class A                    14,350,882       3,097,373         16,661,286
   Class B                       426,625       1,207,249          1,345,863
   Class C                        N/A         11,863,371          8,851,661

   The table set forth above should not be relied on to determine the number of Surviving Fund shares to be received in the reorganization. The actual number of shares to be received will depend upon the net asset value and number of shares outstanding of the Merged Fund and the Surviving Fund at the time of the reorganization.

HISTORICAL PERFORMANCE INFORMATION

   The following table sets forth the average annual total return of the Class A and Class B shares of the Surviving Fund and the Class A, Class B and Class C shares of the Merged Fund for the periods indicated. There is no performance shown for Class C shares of the Surviving Fund because Class C shares are not available until the date of the reorganization.


                       AVERAGE ANNUAL TOTAL RETURNS(1) FOR
                           PERIOD ENDING JUNE 30, 2003

                                                                                           INCEPTION          INCEPTION
         SURVIVING FUND                  1 YEAR         5 YEARS          10 YEARS         TO 06/30/03            DATE
-----------------------------------    -----------    ------------     -------------    ----------------    ----------------
Class A Shares at NAV(2)                  3.96%          3.31%             7.52%             -----             -----
Class A Shares at POP(3)                 (2.02)%         2.10%             6.89%             -----             -----
Class B Shares at NAV(2)                  3.21%          2.54%             -----             7.55%            10/24/94
Class B Shares with CDSC(4)              (0.79)%         2.54%             -----             7.55%            10/24/94
Balanced Benchmark(5)                     4.85%          2.48%             9.26%            10.15%            10/31/94
S&P 500 Index(6)                          0.26%         (1.59)%           10.08%            10.93%            10/24/94
Lehman Brothers Aggregate
   Bond Index(7)                         10.40%          7.55%             7.21%             8.46%            10/31/94

________
     (1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
     (2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
     (3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
     (4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for Class B shares decline from 5% to 0% over a five year period.
     (5) The Balanced Benchmark is composite index made up of 60% of the S&P 500 index return and 40% of the Lehman Brothers Aggregate Bond Index return. The Index's performance does not reflect sales charge.
     (6) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purpose. The index's performance does not reflect sales charges.
     (7) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance and is provided for general comparative purposes. The index's performance does not reflect sales charges.

                       AVERAGE ANNUAL TOTAL RETURNS(1) FOR
                           PERIOD ENDING JUNE 30, 2003

                                                                                           INCEPTION           INCEPTION
          MERGED FUND                    1 YEAR         5 YEARS          10 YEARS          TO 6/30/03             DATE
-----------------------------------    -----------    ------------     -------------    ----------------    ----------------
Class A Shares of NAV(2)                  4.21%          0.55%             5.58%             -----             02/08/93
Class A Shares at POP(3)                 (1.78)%        (0.63)%            4.96%             -----             02/08/93
Class B Shares at NAV(2)                  3.41%         (0.17)%            -----             4.42%             04/08/96
Class B Shares with CDSC(4)              (0.59)%        (0.32)%            -----             4.42%             04/08/96
Class C Shares at NAV(2)                  3.45%         (0.17)%            4.84%             -----             02/08/93
Class C Shares with CDSC(4)               3.45%         (0.17)%            4.84%             -----             02/08/93
Balanced Benchmark                        4.85%          2.48%             9.26%             Note 5             Note 5
S&P 500 Index(8)                          0.26%         (1.59)%           10.08%             Note 6             Note 6
Lehman Brothers Aggregate Bond           10.40%          7.55%             7.21%             Note 7             Note 7
   Index(9)

_________
     (1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
     (2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
     (3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
     (4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for Class B shares decline from 5% to 0% over a five year period. CDSC charges for Class C shares are 1.25% in the first year and 0% thereafter.
     (5)  Index performance is 8.21% for Class B (since 4/8/96).
     (6)  Index performance is 7.58% for Class B (since 4/8/96).
     (7)  Index performance is 8.04% for Class B (since 4/8/96).
     (8) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purposes. The index's performance does not reflect sales charges.
     (9) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market performance and is provided for general comparative purposes. The index's performance does not reflect sales charges.

   All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

   The Surviving Fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in Class A shares and a full redemption of Class B shares. The Merged Fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the Fund's Class A shares and a full redemption of Class B Shares and Class C shares.

   Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

   The following discussion is a summary of some of the more significant similarities and differences in the investment objectives, policies and restrictions of the Surviving Fund and the Merged Fund. The discussion below is qualified in its entirety by the discussion elsewhere in this Prospectus/Proxy Statement, and in each Fund's Prospectus and Statement of Additional Information.

INVESTMENT OBJECTIVES AND POLICIES

   The investment objectives of the Surviving Fund and the Merged Fund are similar. The Surviving Fund has an investment objective of providing the highest total return consistent with reasonable risk. The Merged Fund has an investment objective of increasing investment from capital appreciation, dividends and interest consistent with preserving capital and reducing portfolio exposure to market risk. The investment objective of the Merged Fund may be changed without shareholder approval. The investment objective of the Surviving Fund is a "fundamental policy" which may not be changed without the approval of the holders of at least a "majority of the outstanding voting shares" of the Fund. A majority of the outstanding voting shares is defined in the 1940 Act as the lesser of (a) the vote of the holders of 67% or more of the outstanding voting shares of the fund present in person or by proxy, if the holders of more than 50% of the outstanding voting shares are present in person or by proxy, or represented by proxy, or (b) the vote of the holder of more than 50% of the outstanding voting shares of the fund.

   The principal investment strategies of the Surviving Fund are substantially similar to the principal investment strategies of the Merged Fund.

PRINCIPAL INVESTMENT STRATEGIES OF THE SURVIVING FUND

     o The Fund invests principally in stocks, bonds and other debt securities which are rated at the time of investment within the four highest rating categories, including obligations issued by corporations, governments and municipalities, and money market instruments. The Fund may invest any amount or proportion of assets in each of these three types of securities and PIC may adjust the mix of investments when, in PIC's opinion, an adjustment will enable the fund to capitalize on perceived variations in return potential based upon changes in economic and market conditions.

     o Equity securities are selected from among the 1,500 largest companies traded in the United States based on both quantitative and fundamental factors. Price to earnings, price to sales, cash flow ratios and a company's earnings and revenue growth rates are some of the quantitative criteria considered. PIC also considers current industry conditions and a company's future growth prospects. PIC then attempts to construct an equity portfolio that seeks to outperform the Standard and Poor's 500 Index ("S&P 500 Index").

     o Fixed income securities are selected using a sector rotation approach. PIC seeks to adjust the portion of Fund investment in various sectors (such as municipals, asset-backed and corporate high yields) and the selections within sectors to obtain higher relative returns. PIC selects those sectors that it believes offer attractive values. Securities within sectors are selected based on general economic and financial conditions and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the advisor believes offer the best potential for total return based on risk-to-reward tradeoff.

     o Interest rate risk is managed by a duration neutral strategy. PIC attempts to maintain the duration of the fixed income portion of the Fund at a level similar to that of its fixed income benchmark, the Lehman Brothers Aggregate Bond Index. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and, therefore, the greater effect interest rate changes have on the price of the security. By maintaining the duration of the Fund at a level similar to that of the Fund's fixed income benchmark, the advisor believes that the Fund's exposure to interest rate risk is more consistent with that benchmark's risk profile than that of a Fund that attempts to predict future interest rate changes. On March 31, 2003 the modified adjusted duration of the Lehman Brothers Aggregate Bond Index was 3.85 years.

     o Fixed income securities selected for Fund investment may be of any maturity. However, PIC attempts to maintain a maturity composition similar to that of its fixed income benchmark in an effort to maintain an interest rate risk profile consistent with its fixed income benchmark. Maturity composition refers to the percentage of securities within specific maturity ranges as well as the aggregate weighted average portfolio maturity. On March 31, 2003 the maturity of the Lehman Brothers Aggregate Bond Index was 6.81 years.

     o Stocks that have dropped 15% or more in value relative to the S&P 500 Index, that are in the bottom 20% of their quantitative ranking or that have reached PIC's target sell price are analyzed for potential sale out of the Fund's portfolio. Bonds are generally sold when PIC believes the issue has realized its value or to take advantage of attractive values in other sectors.

     o The Fund's investment strategies may lead to a high portfolio turnover rate. High portfolio turnover rates may increase costs to the fund, may negatively affect fund performance and may increase capital gain distributions, resulting in greater tax liability to a shareholder.

   As a temporary defensive strategy, the Surviving Fund may invest a significant portion of its assets in U.S. Government securities.

   As the investment advisor for the Surviving Fund, PIC is responsible for managing the investment program and the general operations of the Surviving Fund, as well as the day-to-day management of the Surviving Fund's portfolio. PZA, the investment advisor for the Merged Fund is responsible for managing the investment program and the general operations of the Merged Fund, as well as the day-to-day management of the Merged Fund's portfolio.

CERTAIN INVESTMENT RESTRICTIONS

   The Surviving Fund and the Merged Fund are subject to identical investment restrictions that restrict the scope of their investments. These investment restrictions are "fundamental policies".

   Each Fund may not:

(1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets, taken at market value, to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities).

(3) Borrow money, except (i) in amounts not to exceed one-third of the value of the Fund's total assets (including the amount borrowed) from banks, and
     (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options, and (c) short-term credits extended in connection with trade clearances and settlement, shall not constitute borrowing.


(4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed prohibited by this restriction.

(5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

(6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indices, interest rates, securities, currencies and physical commodities).

(8) Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.

   If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

              COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS

MULTIPLE CLASS STRUCTURE

   The Surviving Fund currently offers two classes of shares: Class A and Class B shares. Class C shares will be offered commencing no later than the date of the reorganization described in this Prospectus/Proxy Statement. The Merged Fund currently offers three classes of shares: Class A, Class B and Class C shares.

   In the proposed reorganization, you will receive the corresponding class of shares of the Surviving Fund in exchange for your shares in the Merged Fund. The reorganization will be effected at net asset value. No sales charge will be imposed on your shares. For purposes of calculating the contingent deferred sales charge that you may pay when you dispose of any Class B or Class C shares acquired as a result of the reorganization, the length of time you hold shares in the Surviving Fund will be added to the length of time you held shares in the Merged Fund. If you acquire Class B or Class C shares as a result of the reorganization, you will continue to be subject to a contingent deferred sales charge upon subsequent redemption to the same extent as if you had continued to hold your shares of the Merged Fund.

   The shares of the various classes are offered under the following arrangements:

   CLASS A SHARES (CURRENTLY OFFERED BY BOTH FUNDS)

     o Are offered to the public at net asset value plus a maximum sales charge of 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions.
     o Are not subject to any charges when redeemed. However, with respect to the Merged Fund, a 1% CDSC is imposed on redemptions within the first 12 months on purchases of $1 million or more if originally purchased without an initial sales charge.
     o Have lower distribution and service fees (0.25% with respect to the Surviving Fund and 0.30% with respect to the Merged Fund) and pay higher dividends than Class B and Class C shares.

   CLASS B SHARES (CURRENTLY OFFERED BY BOTH FUNDS)

     o Are offered to the public at net asset value with no sales charge at the time of purchase.
     o Are subject to a sales charge of up to 5.00% of the shares' value if they are redeemed within the first five years for the Surviving Fund and within the first six years for the Merged Fund after purchase. This charge declines to 0% over a period of five years for the Surviving Fund and six years for the Merged Fund and may be waived under certain conditions.
     o Will automatically convert to Class A shares eight years after purchase of the Surviving Fund and after seven years after purchase for the Merged Fund.
     o Have higher distribution and service fees (1.00%) and pay lower dividends than Class A shares.

   CLASS C SHARES (CURRENTLY OFFERED BY THE MERGED FUND AND OFFERED COMMENCING ON THE DATE OF THE REORGANIZATION BY THE SURVIVING FUND)

     o Are offered to the public at net asset value with no sales charge at the time of purchase.
     o Are subject to a sales charge of 1.00% for the Surviving Fund and 1.25% for the Merged Fund if they are redeemed within the first year after they are purchased.
     o Have the same distribution and service fees (1.00%) as Class B shares and pay comparable dividends.
     o   Class C shares do not convert to any other class of shares.

DISTRIBUTION PLANS

   Phoenix Equity Planning Corporation serves as the distributor of shares for both the Surviving Fund and the Merged Fund. The Acquiring Trust has adopted separate distribution plans under Rule 12b-1 of the 1940 Act for Class A, Class B and Class C shares relating to the sale and promotion of Surviving Fund shares (collectively, the "Acquiring Trust Plans").

   Under the Acquiring Trust Class B Plan and the Acquiring Trust Class C Plan, the Fund pays a distribution fee to Phoenix Equity Planning Corporation of 0.75% of the average daily value of the net assets of Class B and Class C shares. In addition, Phoenix Equity Planning Corporation is paid 0.25% annually of the average daily net assets of each class of shares (including Class A) for providing services to shareholders, including assistance in connection with inquiries related to shareholder accounts.

   The Trust has also adopted distribution plans pursuant to Rule 12b-1 on behalf of the Class A, Class B and Class C shares of the Merged Fund, (collectively, the "Trust Plans"). Under the Trust Plans, each class of shares of the Merged Fund pays a distribution fee based on average daily net assets at the following rate: for Class A Shares at a rate of 0.05% per annum; for Class B Shares at a rate of 0.75% per annum; and, for Class C Shares at a rate of 0.75% per annum. In addition, the Merged Fund pays Phoenix Equity Planning Corporation 0.25% annually of the average daily net assets of each class of shares (including Class A) of the Merged Fund as compensation for providing services to the shareholders, including assistance in connection with inquiries related to shareholder accounts.

                 COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES

   Both the Merged Fund and the Surviving Fund offer the same shareholder services, including a Systematic Withdrawal Program, telephone exchanges, telephone redemptions, access to an Investo-Matic Program and an automatic investment program.

   The Surviving Fund distributes net investment income annually and distributes net realized capital gains, if any, at least annually. The Merged Fund distributes net investment income semi-annually and distributes net realized capital gains, if any, at least annually. All dividends and distributions with respect to the shares of the Merged Fund and the Surviving Fund are paid in additional shares of the respective fund unless shareholders elect to receive cash. The number of shares received in connection with any reinvestment of dividends will be based upon the net asset value per share of the Merged Fund and the Surviving Fund in effect on the record date.

   The Surviving Fund and the Merged Fund currently offer shareholders identical exchange privileges. Shareholders of the Merged Fund and the Surviving Fund may exchange their shares for shares of a corresponding class of shares of other affiliated Phoenix funds.

   Shares of the Surviving Fund and the Merged Fund may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form. In the case of redemptions of Class B Shares or Class C Shares of both funds, investors will be subject to the applicable contingent deferred sales charges, if any, for such shares. Payment of redemption proceeds for redeemed Surviving Fund and Merged Fund shares are generally made within seven days after receipt of a redemption request in proper form and documentation, provided that each check used for purchases of shares has been cleared for payment.

   Because both the Surviving Fund and the Merged Fund offer the same shareholder services, after the closing the same services will continue to be available to the shareholders of the Merged Fund but in their capacity as shareholders of the Surviving Fund.

                  COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

   The following is a summary of certain provisions of the Declarations of Trust of the Trust and the Acquiring Trust.

FORM OF ORGANIZATION

   The Merged Fund is a series of Phoenix Trust, an open-end management investment company which was organized in 1984 as a Massachusetts Business Trust, then reorganized as a Delaware Statutory Trust in 1996. The Acquiring Trust is an open-end management investment company which was originally organized under Massachusetts law in 1966 as a Massachusetts corporation and was reorganized as a Delaware Statutory Trust in September, 2000. The operations of these trusts are governed by their respective Declarations of Trust and by Delaware law. Each trust is registered with the SEC as open-end management investment company and is subject to the provisions of the 1940 Act and the rules and regulations of the SEC thereunder. The Trustees of each trust may generally authorize mergers, consolidations, share exchanges and reorganizations of a new series or of each respective series with another series or other business organization.

SHARES

   The Declaration of Trust of each trust authorizes the Trustees to create an unlimited number of series. The Trust currently has three series outstanding. The Acquiring Trust has one series outstanding. Each trust may also organize other series in the future. The Merged Fund offers Class A, Class B and Class C shares. The Surviving Fund currently offers Class A and Class B shares. The Surviving Fund will offer Class C shares no later than the date of reorganization. When issued, the shares are fully paid and non-assessable, have no preference, preemptive or similar rights unless designated by the Trustees, and are freely transferable. The assets and proceeds received by each trust from the issue or sale of shares of a series or class are allocated to that series and constitute the rights of that series, subject only to the rights of creditors. Any underlying assets of a series or class are required to be segregated on the books of account of each trust. These assets are to be used to pay the expenses of the series as well as a share of the general expenses of each trust.

MEETINGS

   The Trustees or President of each trust may call shareholder meetings as necessary. To the extent required by the 1940 Act, meetings held for the purpose of voting on the removal of any trustee shall be called by trustees upon written request by shareholders holding at least ten percent of the outstanding shares entitled to vote. Generally, one-third of the shares entitled to vote constitutes a quorum at a shareholder meeting.

SHAREHOLDER LIABILITY

   Unlike the stockholders of a corporation, under certain circumstances shareholders of a statutory trust may be held personally liable for the debts, claims or other obligations of a statutory trust. However, the Declaration of Trust of each trust limits shareholder liability.

   The Declaration of Trust for each trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trusts. Each Declaration of Trust for each trust provides for indemnification for any shareholder and any former shareholder who is exposed to liability by reason of a claim or demand relating to such person being a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the trusts themselves would be unable to meet their obligations.

LIABILITY OF TRUSTEES

   The Declaration of Trust for each trust provides that trustees will generally be personally liable only for willful misfeasance, bad faith, gross negligence or reckless disregard of duties. The Trusts may purchase insurance for trustees to cover potential liabilities and will generally indemnify a trustee against such claims. The Trusts may also advance payments to a trustee in connection with indemnification.

LIQUIDATION OR DISSOLUTION

   In the event of the liquidation or dissolution of either fund, the trustees shall distribute the assets of the trusts to the shareholders, according to their respective rights, after accounting for the liabilities of the trust.

                                   FISCAL YEAR

   The funds each operate on a fiscal year which ends December 31.

                     MANAGEMENT AND OTHER SERVICE PROVIDERS

   Responsibility for the overall supervision of the Surviving Fund rests with the Trustees of the Acquiring Trust. Responsibility for the overall supervision of the Merged Fund rests with the Trustees of the Trust. PZA serves as investment advisor to the Merged Fund. PIC serves as investment advisor to the Surviving Fund.

   A team of managers and analysts makes investment and trading decisions for each Fund. Investment and trading decisions for the Surviving Fund are made by a team of equity investment professionals and a team of fixed income investment professionals.

   Investment and trading decisions for the Merged Fund are made by a team of equity investment professionals and a team of fixed income investment professionals. Steve Colton is the leader of the equity team and Dong Zhang is a member of that team. David Albrycht is the leader of the fixed income team.

   Mr. Colton is Senior Vice President of PZA and joined PIC as Managing Director, Value Equities in 1997. Mr. Zhang joined PIC in 1997. Mr. Albrycht is Senior Vice President of PZA and has served as Managing Director, Fixed Income of PIC since 1995.

   Phoenix Equity Planning Corporation serves as financial agent of both funds and, as such, performs administrative, bookkeeping and pricing functions. Phoenix Equity Planning Corporation also acts as transfer agent for both funds.

   The Bank of New York serves as the custodian of the Trust's assets. State Street Bank and Trust Company serves as the custodian of the Acquiring Trust's assets and as a subtransfer agent for each trust.

   PricewaterhouseCoopers LLC serves as independent auditors for both Funds.

                               VOTING INFORMATION

QUORUM AND VOTING REQUIREMENTS

   This Prospectus/Proxy Statement is being furnished to the shareholders of the Merged Fund in connection with the solicitation by the Board of Trustees of the Trust of proxies to be used at the meeting. Shareholders of record of the Merged Fund at the close of business on January 13, 2004 ("Record Date") will be entitled to vote at the meeting or at any adjournments thereof. As of the Record Date, 2,690,298.77 Class A, 1,024,263.66 Class B, and 10,678,112.71 Class C
shares of the Merged Fund were issued and outstanding.

   You can provide voting instructions in any one of four ways:

        o   THROUGH THE INTERNET - www.eproxyvote.com/pzmcx

        o   BY TELEPHONE - 877-779-8683

        o   BY MAIL - using the enclosed Proxy Card(s) and postage paid envelope

        o   IN PERSON - at the Special Meeting

   Proxies executed by shareholders may be revoked at any time before they are exercised by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy (in writing, or by telephone or the Internet) or by attending the meeting and voting in person.

     We encourage you to vote by Internet or telephone; have your proxy card in hand, and call the number or go to the website and follow the instructions there. These voting methods will reduce the time and cost associated with this proxy solicitation.

     THE ACQUIRING TRUST WILL FURNISH, WITHOUT CHARGE, TO ANY SHAREHOLDER, UPON REQUEST, A COPY OF THE 2002 ANNUAL REPORT AND THE 2003 SEMI-ANNUAL REPORT. SUCH REQUESTS MAY BE DIRECTED TO PHOENIX EQUITY PLANNING CORPORATION, 56 PROSPECT STREET, P.O. BOX 150480, HARTFORD, CONNECTICUT 06115. SHAREHOLDERS MAY ALSO CALL PHOENIX EQUITY PLANNING CORPORATION TOLL-FREE AT (800) 243-4361.

   The Board of Trustees of the Trust knows of no business, other than that mentioned in the Notice of Special Meeting, that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named on the enclosed proxy cards to vote in accordance with their best judgment.

   Shareholders are entitled to one vote for each dollar of net asset value (determined as of the Record Date) of each share owned by such shareholder (number of shares owned times net asset value per share) and each fractional dollar amount shall be entitled to a proportionate fractional vote. Shareholders of the Merged Fund will vote together as a single class on the reorganization proposal. One third (33-1/3%) of the shares entitled to vote shall constitute a quorum for the meeting. The affirmative vote of a majority of the outstanding voting securities of the Trust (i.e., the lesser of (i) 67% or more of the eligible votes of the Merged Fund represented at the meeting if more than 50% of the eligible votes of the Merged Fund are present in person or by proxy or (ii) more than 50% of the eligible votes of the Merged Fund) must approve the herein contemplated merger. For purposes of determining the presence of a quorum for transacting business at the meeting and for determining whether sufficient votes have been received for approval of the proposal to be acted upon at the meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist the Merged Fund in obtaining a quorum, but both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of the proposal.

   If either (a) a quorum is not present at the meeting or (b) a quorum is present but sufficient votes in favor of the reorganization proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the Special Meeting without further notice to shareholders to permit further solicitation of proxies provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. The persons named as proxies will vote those proxies that such persons are required to vote FOR the reorganization proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the reorganization proposal against such adjournment.

   The Special Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Special Meeting, whether or not a quorum is present. If the Special Meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than sixty (60) days from the date set for the original meeting, in which case the Trustees shall set a new record date. Notice of any such adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of the By-Laws of the Trust. At any adjourned meeting, the Trust may transact any business which might have been transacted at the original meeting.

   The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to the reorganization proposal, the shares will be voted in favor of the reorganization proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the meeting.

   Approval of the reorganization proposal by the shareholders of the Merged Fund is a condition of the consummation of the reorganization. If the reorganization is not approved, the Merged Fund will continue as a Fund of the Trust and the Board of Trustees of the Trust may consider other alternatives in the best interests of the shareholders of the Merged Fund.

REVOCATION OF PROXIES

   Any shareholder who has given a proxy has the right to revoke the proxy any time prior to its exercise:

   o by written notice of the proxy's revocation to the Secretary of the Trust at the above address prior to the meeting;

   o by the subsequent execution and return of another proxy card prior to the meeting;

   o by use of any electronic, telephonic or other alternative means authorized by the Trustees for authorizing the proxy to act; or

   o by being present and voting in person at the meeting and giving oral notice of revocation to the Chairman of the meeting.

NO APPRAISAL RIGHTS

   The staff of the SEC has taken the position that any rights to appraisal arising under state law are preempted by the provisions of the 1940 Act and Rule 22c-1 thereunder, which generally requires that shares of a registered open-end investment company be valued at their next determined net asset value.

SOLICITATION OF PROXIES

   In addition to solicitation of proxies by mail, officers and employees of Phoenix Investment Partners, Ltd. or its affiliates, may solicit proxies personally or by telephone or telegram. Phoenix Investment Partners, Ltd., or other representatives of the Trust, may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by Phoenix Investment Partners, Ltd. for their reasonable expenses in sending proxy material to beneficial owners of shares of the Merged Fund. D.F. King & Co., Inc., a proxy solicitation firm, has been engaged to act as solicitor and will receive fees estimated at $15,000, plus out-of-pocket expenses. The agreement with D.F. King provides that D.F. King will perform various proxy solicitation services in connection with the Special Meeting, such as contacting shareholders and providing information with respect to matters to be considered at the Special Meeting. The cost of the solicitation of proxies will be borne by Phoenix Investment Partners, Ltd.

   If a shareholder wishes to participate in the meeting, but does not wish to authorize the execution of a proxy by telephone or Internet, the shareholder may still submit the proxy card included with this proxy statement or attend the meeting in person.

OWNERSHIP OF VOTING SECURITIES

   Based on holdings and total shares outstanding as of January 13, 2004, the Trustees and officers of the Trust owned as a group less than 1% of the outstanding voting securities of the Merged Fund. If the reorganization were consummated as of January 13, 2004, the Trustees and officers of the Trust would own less than 1% of the outstanding voting securities of the combined Surviving Fund based on their holdings and total shares outstanding as of January 13, 2004.

   No one person owns beneficially of record 5% or more of the outstanding shares of the Merged Fund, Surviving Fund, or the combined Surviving Fund assuming consummation of the reorganization, based on holdings and total shares outstanding as of January 13, 2004.

   THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES OF THE TRUST, RECOMMENDS YOU APPROVE THE PLAN OF REORGANIZATION.

   WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF IT IS MAILED IN THE UNITED STATES. IN THE ALTERNATE, WE ENCOURAGE YOU TO VOTE USING THE TELEPHONE OR INTERNET.

                                  MISCELLANEOUS

AVAILABLE INFORMATION

   The Acquiring Trust and the Trust are each registered under the 1940 Act and are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and, in accordance therewith, file reports, proxy materials, and other information with the SEC. Such reports, proxy materials, and other information can be inspected at the Securities and Exchange Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 as well as at the following regional offices: New York Regional Office, 75 Park Place, Room 1228, New York, NY 10007; and Chicago Regional Office, Northwestern Atrium Center, 500 Madison Street, Suite 1400, Chicago, IL 60661. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a Web Site (http://www.sec.gov) that contains this Prospectus, Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC.

PERFORMANCE FOR PERIODS ENDING JUNE 30, 2003

   The following tables compare investment performance for each fund for the period ended June 30, 2003 and compares the same against relevant benchmarks. The Funds' past performance is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS                                                               LIFE OF THE   INCEPTION
----------------------------                       1 YEAR       5 YEARS       10 YEARS        FUND         DATE
(FOR THE PERIOD ENDING JUNE 30, 2003)              ------       -------       --------        ----         ----

SURVIVING FUND - PHOENIX-OAKHURST STRATEGIC
   ALLOCATION FUND
   o   Class A                                     3.96%          3.31%         7.52%                     01/29/82
   o   Class B                                     3.21%          2.54%                       7.55%       10/24/94
   o   Composite: 60% S&P/40% Lehman               4.85%          2.48%         9.26%        10.15%       10/31/94
       Aggregate Bond
   o   S&P 500 Index(1)                            0.26%         (1.59)%       10.08%        10.93%       10/24/94
   o   Lehman Brothers Aggregate Bond Index(2)    10.40%          7.55%         7.21%         8.46%       10/31/94


AVERAGE ANNUAL TOTAL RETURNS                                                               LIFE OF THE   INCEPTION
----------------------------                       1 YEAR       5 YEARS       10 YEARS        FUND          DATE
(FOR THE PERIOD ENDING JUNE 30, 2003)              ------       -------       --------        ----          ----

MERGED FUND - PHOENIX-OAKHURST
   MANAGED ASSETS
   o   Class A                                     4.21%          0.55%         5.58%          ---           ---
   o   Class B                                     3.41%         (0.17)%         ---          4.42%       04/08/96
   o   Class C                                     3.45%         (0.17)%        4.84%          ---           ---
   o   Composite: 60% S&P/40% Lehman               4.85%          2.48%         9.26%          ---           ---
       Aggregate Bond(3)
   o   Composite: 60% S&P/40% Lehman                ---            ---           ---          8.21%       04/08/96
       Aggregate Bond(3)
   o   S&P 500 Index(1)                            0.26%         (1.59)%       10.08%          ---           ---
   o   S&P 500 Index(1)                             ---            ---           ---          7.58%       04/08/96
   o   Lehman Brothers Aggregate Bond Index(2)    10.40%          7.55%         7.21%          ---           ---
   o   Lehman Brothers Aggregate Bond Index(2)     ---             ---           ---          8.04%       04/08/96

----------
   (1) The S&P 500 Index is an unmanaged, commonly used measure of stock total performance which includes net dividends reinvested. The index is not available for direct investments.
   (2) Lehman Brothers Aggregate Bond Index measures broad bond market total return performance. The index is not available for direct investments.
   (3) The balanced benchmark index is made up of 60% of the S&P 500 Index, which measures stock market total return performance, and 40% of the Lehman Brothers Aggregate Bond Index, which measures bond market total return performance. The indexes are unmanaged and are not available for direct investment.

GROWTH OF $10,000 FOR THE PERIOD ENDING JUNE 30, 2003

PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND - SURVIVING FUND

                                    COMPOSITE:                                      LEHMAN
                                   60% S&P 500/                                    BROTHERS
                                    40% LEHMAN             S&P 500              AGGREGATE BOND
  YEAR            CLASS A         AGGREGATE BOND            INDEX                    INDEX
  ----            ------          --------------            -----                    -----
06/30/93        $ 9,425.00          $10,000.00            $10,000.00              $10,000.00
06/30/94          9,600.41           10,030.79             10,133.91                9,869.99
06/30/95         10,754.75           12,094.17             12,779.89               11,108.43
06/28/96         11,953.76           14,186.63             16,117.74               11,666.10
06/30/97         13,714.62           17,542.98             21,719.02               12,616.64
06/30/98         16,541.08           21,452.54             28,299.99               13,946.63
06/30/99         18,817.52           24,708.29             34,729.18               14,385.00
06/30/00         20,221.22           26,330.35             37,301.36               15,041.75
06/29/01         20,408.53           25,070.31             31,766.47               16,730.63
06/28/02         18,728.21           23,124.43             26,053.85               18,174.19
06/30/03         19,470.24           24,246.80             26,122.48               20,064.96


GROWTH OF $10,000 FOR THE PERIOD ENDING JUNE 30, 2003

PHOENIX-OAKHURST MANAGED ASSETS - MERGED FUND

                                                         COMPOSITE:                                    LEHMAN
                                                        60% S&P 500/                                  BROTHERS
                                                         40% LEHMAN             S&P 500             AGGREGATE BOND
  YEAR            CLASS A            CLASS C           AGGREGATE BOND            INDEX                  INDEX
  ----            ------             -------           --------------            -----                  -----
06/30/93        $ 9,425.00          $10,000.00           $10,000.00            $10,000.00             $10,000.00
06/30/94          9,738.17           10,265.46            10,030.79             10,133.91               9,869.99
06/30/95         10,549.79           11,042.42            12,094.17             12,779.89              11,108.43
06/28/96         11,499.77           11,948.90            14,186.63             16,117.74              11,666.10
06/30/97         13,501.75           13,934.31            17,542.98             21,719.02              12,616.64
06/30/98         15,784.57           16,178.69            21,452.54             28,299.99              13,946.63
06/30/99         17,190.22           17,494.61            24,708.29             34,726.18              14,385.00
06/30/00         17,955.06           18,139.78            26,330.35             37,301.36              15,041.75
06/29/01         16,321.77           16,373.19            25,070.31             31,766.47              16,730.63
06/28/02         15,569.54           15,505.60            23,124.43             26,053.85              18,174.19
06/30/03         16,225.79           16,040.02            24,246.80             26,122.48              20,064.96


   This growth of $10,000 chart assumes an initial investment of $10,000 made on the inception dates noted in the chart above. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

MANAGEMENT DISCUSSION OF SURVIVING FUND PERFORMANCE

   Phoenix-Oakhurst Strategic Allocation Fund is appropriate for investors seeking long-term capital appreciation, current income, and conservation of capital from a balanced portfolio of stocks, bonds and cash equivalents.

   From December 31, 2001 to December 31, 2002, the stock market represented by the large-cap S&P 500 Index(1) had a negative return of 22.10%. It has been another very difficult year for equity investors. We finished the year 2001 with significant rallies in the equity market after the horrendous fall it suffered in the aftermath of


------------------------
(1) The S&P 500 Index measures broad stock market total return performance.

September 11. However, as 2002 began, it became apparent that the economy was not recovering as quickly as we had hoped. In addition, the economic downturn gradually unmasked the systemic flaws in corporate America developed through the boom times. The coziness between investment analysts and corporate executives, the negligence of corporate boards and public accountants' conflicts of interest all erupted into a year of corporate scandals. Former giants such as Enron, Global Crossing and WorldCom all filed for bankruptcy amid allegation of management greed and accounting fraud. Against such a back-drop, stocks retreated throughout 2002.

   Recently, stocks have performed better as valuations became more attractive and fear of double dip recession faded. It appears that the S&P 500 Index made its bottom on October 9, 2002. The market then rallied more than 13% by the end of 2002.

   During periods of economy difficulty, it is understandable that market leaders are those engaged in businesses not severely affected by cyclical weakness. Consumer staples and health-care services issues have been the best performers during this 12-month period. On the other hand, utility and telecommunications companies performed poorly due to overcapacity in their respective industries.

   The U.S. bond market, as represented by the Lehman Brothers Aggregate Bond Index2, continued to benefit from the downturn in the equity markets and the uncertain economic and geopolitical outlook, posting a return of 10.26% for the year. Treasuries benefited the most, as investor uncertainty led to a "flight to quality". Performance was directly correlated to quality. Investment-grade spread sectors (i.e., non-Treasury securities) continue to benefit from their yield advantage.

   The yield curve continued to steepen as interest rates rose at the middle and long ends of the yield curve, while declining at the short end due to expectations that the Federal Reserve would reduce rates before year-end due to signs that the economic recovery was faltering. On the economic front, the ISM Manufacturing Index remained below 50 for most of the fourth quarter, indicating contraction in the manufacturing sector, consumer confidence fell to a nine-year low and the unemployment rate rose to 6%. Third-quarter GDP growth was 4%, significantly higher than the second-quarter rate of 1.3%, with consumer spending accounting for three-quarters of the growth rate. However, in a sign that consumer spending may have peaked, retailers had their worst holiday shopping season in 10 years.

   The Phoenix-Oakhurst Strategic Allocation Fund Class A shares returned -11.67% and Class B shares earned -12.36% for the fiscal year ended December 31, 2002 compared with a return of -22.10% for the S&P 500 Index and -9.82% for the balanced benchmark index.3 All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results.

   The equity portion of the Phoenix-Oakhurst Strategic Allocation Fund performed poorly during the past 12 months. As we anticipated a cyclical recovery in 2002 and held an optimistic view of the equity market, we were overexposed to cyclical stocks and underexposed to more stable earnings stocks. We were also not spared by the widespread corporate scandals of 2002. Our performance suffered because we held a significantly overweighted position in Tyco.

   The fixed-income portion of the portfolio had very strong performance as a result of our quality orientation as well as good sector selection. Our overweighting in high quality commercial mortgage-backed securities was a strong contributor to performance as this was the best performing domestic bond sector. Another positive was our overweighted exposure to taxable municipal issues, another strong performing sector.


------------------------
(2) The Lehman Brothers Aggregate Bond Index measures broad bond market total return performance. The indexes are unmanaged, do not reflect management fees and are not available for direct investment.

(3) The balanced benchmark index is made up of 60% of the S&P 500 Index, which measures stock market total return performance, and 40% of the Lehman Brothers Aggregate Bond Index, which measures bond market total return performance. The indexes are unmanaged and not available for direct investment.

   As part of our investment philosophy, we do not believe in trying to time the market. Our mandate is to remain approximately 60% invested in equities and 40% in bonds. On the fixed-income side, we maintain a duration equal to our benchmark index.

   The S&P 500 Index closed at 879.92 on December 31, 2002. It was trading at
16.9 times First Call consensus earnings estimate of $52 for calendar 2003. Given the low inflation environment we are currently in, we believe this is an attractive multiple. As the economy recovers, the stock market will likely appreciate along with growth of corporate profit.

   On the fixed-income side, we continue to emphasize diversification by sector and within sectors, particularly high yield and investment-grade corporates. Individual security selection remains key. Our experienced team of credit analysts will continue to closely monitor existing holdings. The practice of owning small positions in individual names ("granularity") has served us well; we will continue to follow that strategy. We will also continue to emphasize high quality sectors, such as taxable municipals, commercial mortgage-backed securities, and investment-grade corporates.


SECTOR WEIGHTINGS AS A PERCENT OF BOND HOLDINGS AS OF JUNE 30, 2003

                                                        PHOENIX-OAKHURST                               PHOENIX-OAKHURST
               SECTOR                                    MANAGED ASSETS                              STRATEGIC ALLOCATION
-------------------------------------             ---------------------------                    ---------------------------
Corporate Bonds                                 $12,064,786.50            19.72%              $16,595,525.46             22.63%
Foreign Government                                6,567,931.90            10.74%               17,268,985.74             23.55%
Municipal Bonds                                  13,634,471.10            22.29%                7,563,806.75             10.32%
Non-Agency Mortgage Backed                        6,734,177.95            11.00%               14,134,289.45             19.28%
Agency Mortgage Backed                            9,924,323.56            16.22%                3,551,357.75              4.84%
Asset-Backed                                      3,283,337.72             5.37%                8,129,029.73             11.09%
Foreign Corporate Bonds                           2,707,984.16             4.43%                5,073,933.79              6.92%
U.S. Government                                   3,564,835.41             5.83%                1,007,812.00              1.37%
Agency Asset Backed                               2,690,220.00             4.40%                    --                    0.00%
SUM OF FIXED HOLDINGS                           $61,172,068.30           100.00%              $73,324,740.67            100.00%


ASSET MIX AT JUNE 30, 2003 (AS A PERCENTAGE OF TOTAL NET ASSETS)

                                                  MERGED FUNDS -                   SURVIVING FUND -
                                                 PHOENIX-OAKHURST                  PHOENIX-OAKHURST
             ASSET MIX                            MANAGED ASSETS               STRATEGIC ALLOCATION FUND
-------------------------------------    -------------------------------    -------------------------------
Common Stock                                          57.04%                             57.59%
Corporate Bonds                                        7.33%                              8.12%
Foreign Government                                     3.97%                              8.45%
Short Terms                                            6.67%                              5.18%
Municipal Bonds                                        8.23%                              3.70%
Non-Agency Mortgage Backed                             4.07%                              6.90%
Agency Mortgage Backed                                 5.99%                              1.73%
Asset Backed                                           1.98%                              3.97%
Foreign Corporate Bonds                                1.64%                              2.48%
U.S. Government                                        2.15%                              0.49%
Agency Asset Backed                                    1.62%                              0.00%
Foreign Common Stock                                   1.44%                              0.00%
Cash                                                  (2.09)%                             1.44%
TOTAL NET ASSETS                                     100.00%                            100.00%

TEN LARGEST HOLDINGS AT JUNE 30, 2003 (AS A PERCENTAGE OF TOTAL NET ASSETS)

                  MERGED FUND -                                     SURVIVING FUND -
                 PHOENIX-OAKHURST                                   PHOENIX-OAKHURST
                  MANAGED ASSETS                                STRATEGIC ALLOCATION FUND
         ----------------------------------                 ----------------------------------
 1.  General Electric Company                    2.45%       General Electric Company                2.15%
 2.  Bank of America Corporation                 2.34%       Microsoft Corporation                   2.11%
 3.  Microsoft Corporation                       2.12%       Johnson & Johnson                       1.95%
 4.  Citigroup, Inc.                             1.96%       Pfizer Inc.                             1.73%
 5.  Johnson & Johnson                           1.85%       Bank of America Corporation             1.63%
 6.  Pfizer Inc.                                 1.79%       Exxon Mobil Corporation                 1.35%
 7.  Wells Fargo Company                         1.65%       Wells Fargo Company                     1.22%
 8.  Morgan Stanley                              1.33%       JP Morgan Chase & Company               1.13%
 9.  JP Morgan Chase & Company                   1.31%       Citigroup, Inc.                         1.06%
10.  Exxon Mobil Corporation                     1.26%       Morgan Stanley                          0.98%

LEGAL MATTERS

   Certain legal matters in connection with the issuance of the shares of the Surviving Fund will be passed upon by Matthew A. Swendiman, Esq.

ADDITIONAL FINANCIAL INFORMATION

   The tables set forth below present certain financial information for the Surviving Fund. The financial highlights for each period ended December 31 are derived from the Surviving Fund's audited financial statements for that year. The six months ended June 30, 2003 are derived from unaudited financial statements. The data should be read in conjunction with the audited financial statements and related notes, which are included in the Statement of Additional Information related to this Prospectus/Proxy Statement.

                                 SURVIVING FUND
                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                      CLASS A
                                          SIX MONTHS   -------------------------------------------------------------------------
                                            ENDED
                                           6/30/03                             YEAR ENDED DECEMBER 31,
                                         (UNAUDITED)   -------------------------------------------------------------------------
                                                           2002           2001(5)       2000          1999          1998
Net asset value, beginning of period        $12.92        $14.99         $15.11        $17.56        $17.03        $15.43
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                 0.14(4)       0.30(4)        0.32(4)       0.40          0.32          0.25
 Net realized and unrealized gain (loss)      0.96         (2.04)         (0.09)        (0.52)         1.51          2.80
                                          --------      --------       --------      --------      --------      --------
 TOTAL FROM INVESTMENT OPERATIONS             1.10         (1.74)          0.23         (0.12)         1.83          3.05
                                          --------      --------       --------      --------      --------      --------
LESS DISTRIBUTIONS
 Dividends from net investment income        (0.15)        (0.33)         (0.35)        (0.35)        (0.35)        (0.24)
 Dividends from net realized gains            ----          ----           ----         (1.98)        (0.95)        (1.21)
                                          --------      --------       --------      --------      --------      --------
 TOTAL DISTRIBUTIONS                         (0.15)        (0.33)         (0.35)        (2.33)        (1.30)        (1.45)
                                          --------      --------       --------      --------      --------      --------
Change in net asset value                     0.95         (2.07)         (0.12)        (2.45)         0.53          1.60
                                          --------      --------       --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD              $13.87        $12.92         $14.99        $15.11        $17.56        $17.03
                                          ========      ========       ========      ========      ========      ========
Total return(1)                               8.50%(7)   (11.67)%          1.52%       (0.41)%        10.97%        20.38%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (thousands)    $199,099      $191,529       $242,370      $263,509      $307,130      $318,847
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                           1.28%(2)(6)   1.24%(2)       1.27%(2)      1.22%(2)      1.20%(3)      1.17%(2)
 Net investment income                        2.19%(6)      2.20%          2.14%         2.22%         1.75%         1.51%
Portfolio turnover                              49%(7)        80%            44%           61%           69%          144%

----------
(1) Maximum sales charges are not reflected in the total return calculation.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) For the year ended December 31, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratios would be 1.19% and 1.94% for Class A and Class B, respectively.
(4) Computed using average shares outstanding.
(5) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01 for Class B, increase net realized and unrealized gains and losses per share by $0.01 for Class B, and decrease the ratio of net investment income to average net assets from 2.16% to 2.14% and from 1.41% to 1.39% for Class A and Class B, respectively. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(6) Annualized.
(7) Not annualized.

                                 SURVIVING FUND
                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                      CLASS B
                                          SIX MONTHS    -------------------------------------------------------------------------
                                             ENDED
                                            6/30/03                            YEAR ENDED DECEMBER 31,
                                          (UNAUDITED)   -------------------------------------------------------------------------
                                                           2002           2001(5)      2000          1999          1998
Net asset value, beginning of period        $12.72        $14.76         $14.88        $17.36        $16.87        $15.30
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                 0.09(4)       0.20(4)        0.20(4)       0.26          0.18          0.12
 Net realized and unrealized gain (loss)      0.95         (2.02)         (0.08)        (0.51)         1.50          2.78
                                          --------      --------       --------      --------      --------      --------
 TOTAL FROM INVESTMENT OPERATIONS             1.04         (1.82)          0.12         (0.25)         1.68          2.90
                                          --------      --------       --------      --------      --------      --------
LESS DISTRIBUTIONS
 Dividends from net investment income        (0.10)        (0.22)         (0.24)        (0.25)        (0.24)        (0.12)
 Dividends from net realized gains            ----          ----           ----         (1.98)        (0.95)        (1.21)
                                          --------      --------       --------      --------      --------      --------
 TOTAL DISTRIBUTIONS                         (0.10)        (0.22)         (0.24)        (2.23)        (1.19)        (1.33)
                                          --------      --------       --------      --------      --------      --------
Change in net asset value                     0.94         (2.04)         (0.12)        (2.48)         0.49          1.57
                                          --------      --------       --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD              $13.66        $12.72         $14.76        $14.88        $17.36        $16.87
                                          ========      ========       ========      ========      ========      ========
Total return(1)                               8.14%(7)    (12.36)%         0.78%        (1.21)%       10.14%        19.53%
RATIOS/SUPPLEMENTAL DATA:

 Net assets, end of period (thousands)      $5,829        $6,720         $9,188        $9,894       $12,114       $11,673
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                           2.03%(2)(6)   1.99%(2)       2.02%(2)      1.97%(2)      1.95%(3)      1.92%(2)
 Net investment income                        1.45%(6)      1.45%          1.39%         1.48%         1.01%         1.75%
Portfolio turnover                              49%(7)        80%            44%           61%           69%          144%

----------
(1) Maximum sales charges are not reflected in the total return calculation.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) For the year ended December 31, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratios would be 1.19% and 1.94% for Class A and Class B, respectively.
(4) Computed using average shares outstanding.
(5) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01 for Class B, increase net realized and unrealized gains and losses per share by $0.01 for Class B, and decrease the ratio of net investment income to average net assets from 2.16% to 2.14% and from 1.41% to 1.39% for Class A and Class B, respectively. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(6) Annualized.
(7) Not annualized.

FUTURE SHAREHOLDER MEETINGS

   As a Delaware Statutory Trust, the Trust does not hold shareholder meetings unless required by the 1940 Act. Other than this meeting, the Trust does not anticipate holding a meeting of shareholders in that should shareholder approval of the reorganization described herein and of the reorganizations of the Trust's other series be obtained, the Trust will be dissolved.


                                 OTHER BUSINESS

   The Board of Trustees of the Trust knows of no business to be brought before the meeting other than the matters set forth in this Prospectus/Proxy Statement. Should any other matter requiring a vote of Merged Fund's shareholders arise, however, the proxies will vote thereon according to their best judgment in the interests of the Merged Fund and the shareholders of the Merged Fund.

                                              By Order of the Board of Trustees,


                                              RICHARD J. WIRTH
                                              SECRETARY


Hartford, Connecticut
January 30, 2004

                                                                      Exhibit A

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 19th day of March, 2004, by and between Phoenix-Oakhurst Strategic Allocation Fund (the "Strategic Allocation Fund"), a Delaware Statutory Trust with its principal place of business at 101 Munson Street, Greenfield, Massachusetts 01301, (the "Surviving Series"), and the Phoenix Trust (formerly known as the Phoenix-Zweig Trust) (the "Phoenix Trust"), a Delaware Statutory Trust with a principal place of business at 900 Third Avenue, 31st Floor, New York, New York 10022, on behalf of the Phoenix-Oakhurst Managed Assets (the "Merging Series"), a portfolio series thereof. For the purposes hereof, all references in this Agreement to action taken by the Surviving Series or the Merging Series shall be deemed to refer to action taken by the Strategic Allocation Fund or the Phoenix Trust, on behalf of the respective portfolio series and all references to the "Trust(s)" shall collectively refer to the Strategic Allocation Fund and the Phoenix Trust.

                                    RECITALS

         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder. The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Merging Series to the Surviving Series in exchange solely for corresponding Class A, Class B and Class C shares of beneficial interest in the Surviving Series (the "Surviving Series Shares"), the assumption by the Surviving Series of all liabilities of the Merging Series, and the distribution of the Surviving Series Shares to the shareholders of the Merging Series in complete liquidation of the Merging Series as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         The Merging Series and the Surviving Series are separate series of Phoenix Trust and Strategic Allocation Fund, respectively, which are open-end, registered investment companies of the management type. The Merging Series owns securities that generally are assets of the character in which the Surviving Series is permitted to invest. The Trustees of the Strategic Allocation Fund, including a majority of the trustees thereof who are not interested persons, as such term is defined pursuant to the Investment Company Act of 1940, as amended (the "1940 Act") have determined that participation in the Reorganization is in the best interests of the Surviving Series and its shareholders and that the interests of the existing shareholders of the Surviving Series would not be diluted as a result of effecting this transaction.

         The Trustees of the Phoenix Trust, including a majority of the trustees thereof who are not interested persons, as such term is defined pursuant to the 1940 Act, have also determined that participation in the Reorganization is in the best interests of the Merging Series and its shareholders and that the interests of the existing shareholders of the Merging Series would not be diluted as a result of effecting this transaction.

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE MERGING SERIES TO THE SURVIVING SERIES IN EXCHANGE FOR THE SURVIVING SERIES SHARES, THE ASSUMPTION OF ALL MERGING SERIES LIABILITIES AND THE LIQUIDATION OF THE MERGING SERIES.

         1.1 Subject to the requisite approval of the Merging Series shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Merging Series agrees to transfer all of the Merging Series' assets, as set forth in paragraph 1.2, to the Surviving Series, and the Surviving Series agrees in exchange therefor: (i) to deliver to the Merging Series the number of full and fractional Surviving Series Shares, determined by dividing the value of the Merging Series' net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Surviving Series Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Merging Series, as set forth in paragraph 1.3. Such transactions shall take place on the next business day following the closing provided for in paragraph 3.1 (the "Closing Date").

         1.2 The assets of the Merging Series to be acquired by the Surviving Series shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable, that are owned by the Merging Series, and any deferred or prepaid expenses shown as an asset on the books of the Merging Series on the Closing Date (collectively, the "Assets").

         1.3 The Merging Series will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Surviving Series shall also assume all of the liabilities of the Merging Series, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, the "Liabilities"). On or as soon as practicable prior to the Closing Date, the Merging Series will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income and realized net capital gain, if any, for the current taxable year through the Closing Date.

         1.4 Immediately after the transfer of Assets provided for in paragraph 1.1, the Merging Series will distribute to the Merging Series' shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Merging Series Shareholders"), on a pro rata basis, the Surviving Series Shares received by the Merging Series pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Merging Series' shares, by the transfer of the Surviving Series Shares then credited to the account of the Merging Series on the books of the Surviving Series to open accounts on the share records of the Surviving Series in the names of the Merging Series Shareholders. The aggregate net asset value of Surviving Series Shares to be so credited to Merging Series Shareholders shall be equal to the aggregate net asset value of the Merging Series' shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Merging Series will simultaneously be canceled on the books of the Merging Series.

         1.5 Ownership of Surviving Series Shares will be shown on the books of the Surviving Series or its transfer agent, as defined in paragraph 3.3.

         1.6 Any reporting responsibility of the Merging Series including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Merging Series.

2.       VALUATION

         2.1 The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures established by the Surviving Series' Board of Trustees, which shall be described in the then-current prospectus and statement of additional information with respect to the Surviving Series.

         2.2 The net asset value of Surviving Series Shares shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures established by the Surviving Series' Board of Trustees which shall be described in the Surviving Series' then-current prospectus and statement of additional information.

         2.3 The number of Surviving Series Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the value of the net assets with respect to the shares of the Merging Series determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of a Surviving Series Share, determined in accordance with paragraph 2.2.

         2.4 All computations of value shall be made by Phoenix Equity Planning Corporation, in its capacity as financial agent for both the Strategic Allocation Fund and the Phoenix Trust.

3.       CLOSING AND CLOSING DATE

         3.1 The Closing Date shall be March 26, 2004, or such other date as the parties may agree. All acts taking place at the closing of the transaction (the "Closing") shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Phoenix Life Insurance Company, One American Row, Hartford, CT 06102 or at such other time and/or place as the parties may agree.

         3.2 The Phoenix Trust shall direct The Bank of New York, as custodian for the Merging Series (the "Custodian"), to deliver, on the next business day after the Closing, a certificate of an authorized officer stating that (i) the Assets have been delivered in proper form to the Surviving Series, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Merging Series' portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to State Street Bank and Trust Company, as the custodian for the Surviving Series, no later than on the next business day following the Closing Date, and shall be transferred and delivered by the Merging Series on the next business day following the Closing Date for the account of the Surviving Series duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver on the next business day following the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Merging Series' portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act. The cash to be transferred by the Merging Series shall be delivered by wire transfer of federal funds on the next business day following the Closing Date.

         3.3 The Phoenix Trust shall direct Phoenix Equity Planning Corporation (the "Transfer Agent"), on behalf of the Merging Series, to deliver on the next business day following the Closing, a certificate by an authorized officer stating that its records contain the names and addresses of the Merging Series Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Surviving Series shall issue and deliver a confirmation evidencing the Surviving Series Shares to be credited on the Closing Date to the Secretary of the Surviving Series, or provide evidence satisfactory to the Merging Series that such Surviving Series Shares have been credited to the Merging Series' account on the books of the Surviving Series. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

         3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Surviving Series or the Merging Series shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Trusts, accurate appraisal of the value of the net assets of the Surviving Series or the Merging Series, respectively, is impracticable, the Closing Date shall be postponed until the first Friday after the day when trading shall have been fully resumed and reporting shall have been restored.

4.       REPRESENTATIONS AND WARRANTIES

         4.1 The Phoenix Trust, on behalf of the Merging Series, represents and warrants to the Strategic Allocation Fund as follows:

                  (a) The Merging Series is duly organized as a series of the Phoenix Trust, which is a Statutory Trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the Phoenix Trust's Agreement and Declaration of Trust, as amended ("Declaration of Trust"), to own all of its Assets and to carry on its business as it is now being conducted;

                  (b) The Phoenix Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Merging Series under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

                  (c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Merging Series of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

                  (d) The current prospectus and statement of additional information of the Merging Series conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

                  (e) On the Closing Date, the Phoenix Trust, on behalf of the Merging Series, will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Strategic Allocation Fund, on behalf of the Surviving Series, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Surviving Series;

                  (f) The Merging Series is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Phoenix Trust's Declaration of Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Phoenix Trust, on behalf of the Merging Series, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Phoenix Trust, on behalf of the Merging Series, is a party or by which it is bound;

                  (g) All material contracts or other commitments of the Merging Series (other than this Agreement and certain investment contracts, including options, futures and forward contracts) will terminate without liability to the Merging Series on or prior to the Closing Date;

                  (h) Except as otherwise disclosed in writing to and accepted by the Strategic Allocation Fund, on behalf of the Surviving Series, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Phoenix Trust, on behalf of the Merging Series, or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Phoenix Trust, on behalf of the Merging Series, knows of no facts or circumstances, which, individually or in the aggregate, with the passage of time or the giving of notice (or both) would form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated or that does or could lead to a claim under existing directors and officers errors and omissions coverage;

                  (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Merging Series at December 31, 2002, have been audited by PricewaterhouseCoopers, LLP ("PwC"), independent accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements present fairly, in all material respects, the financial condition of the Merging Series as of such date in accordance with GAAP, and there are no known contingent liabilities of the Merging Series required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

                  (j) Since December 31, 2002, there has not been any material adverse change in the Merging Series' financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Merging Series of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Surviving Series. For the purposes of this subparagraph (j), a decline in net asset value per share of the Merging Series due to declines in market values of securities in the Merging Series' portfolio, the discharge the Liabilities, or the redemption of Merging Series' shares by shareholders of the Merging Series shall not constitute a material adverse change;

                  (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms and other tax-related reports of the Merging Series required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Merging Series' knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Merging Series has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

                  (m) All issued and outstanding shares of the Merging Series are, and on the Closing Date will be, duly and validly issued and outstanding, will be fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Merging Series will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Merging Series, as provided in paragraph
3.3. Except for (x) the right of Class B shares of the Merged Series to automatically convert into Class A shares of the Merged Series seven years after purchase, or (y) in connection with any automatic dividend reinvestment plan available to the Merged Series' shareholders, The Merging Series does not have outstanding any options, warrants or other rights to subscribe for or to purchase any of the shares of the Merging Series, nor is there outstanding any security convertible into any of the Merging Series shares;

                  (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Phoenix Trust, on behalf of the Merging Series, and, subject to the approval of the shareholders of the Merging Series, this Agreement will constitute a valid and binding obligation of the Merging Series, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (o) The information to be furnished by the Merging Series for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto;

                  (p) The proxy statement of the Merging Series (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Merging Series, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Surviving Series for use therein, and
(ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; and

                  (q) Any person who acts as legal counsel for the disinterested directors of the Phoenix Trust is an independent legal counsel as such term is defined under applicable law.

         4.2 The Strategic Allocation Fund, on behalf of the Surviving Series, represents and warrants as follows:

                  (a) The Surviving Series is duly organized as a series of the Strategic Allocation Fund, which is a Statutory Trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Strategic Allocation Fund's Declaration of Trust to own all of its assets and to carry on its business as it is now being conducted;

                  (b) The Strategic Allocation Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Surviving Series under the 1933 Act, is in full force and effect;

                  (c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Surviving Series of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

                  (d) The current prospectus and statement of additional information of the Surviving Series conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

                  (e) On the Closing Date, the Strategic Allocation Fund, on behalf of the Surviving Series, will have good and marketable title to the Surviving Series' assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Merging Series has received notice and necessary documentation at or prior to the Closing;

                  (f) The Surviving Series is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Strategic Allocation Fund's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Strategic Allocation Fund, on behalf of the Surviving Series, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Strategic Allocation Fund, on behalf of the Surviving Series, is a party or by which it is bound;

                  (g) Except as otherwise disclosed in writing to and accepted by the Phoenix Trust, on behalf of the Merging Series, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Strategic Allocation Fund, on behalf of the Surviving Series, or any of the Surviving Series' properties or assets that, if adversely determined, would materially and adversely affect the Surviving Series' financial condition or the conduct of the Surviving Series' business. The Strategic Allocation Fund, on behalf of the Surviving Series, knows of no facts or circumstances which, individually or in the aggregate, with the passage of time or the giving of notice (or both) might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Surviving Series' business or the Surviving Series' ability to consummate the transactions herein contemplated or that does or could lead to a claim under existing directors and officers errors and omissions coverage;

                  (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Surviving Series at June 30, 2003, have been audited by PwC, independent accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Merging Series) present fairly, in all material respects, the financial condition of the Surviving Series as of such date in accordance with GAAP, and there are no known contingent liabilities of the Surviving Series required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

                  (i) Since June 30, 2003, there has not been any material adverse change in the Surviving Series' financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Surviving Series of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Merging Series. For purposes of this subparagraph (i), a decline in net asset value per share of the Surviving Series due to declines in market values of securities in the Surviving Series' portfolio, the discharge of Surviving Series' liabilities, or the redemption of Surviving Series Shares by shareholders of the Surviving Series, shall not constitute a material adverse change;

                  (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Surviving Series required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Surviving Series' knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (k) For each taxable year of its operation (including the taxable year including the Closing Date), the Surviving Series has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company has been eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code;

                  (l) All issued and outstanding shares of the Surviving Series are, and on the Closing Date will be, duly and validly issued and outstanding, will be fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act. Except for (x) the right of Class B shares of the Merged Series to automatically convert into Class A shares of the Surviving Series seven years after purchase, or (y) in connection with any automatic dividend reinvestment plan available to the Surviving Series' shareholders, the Surviving Series does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Surviving Series, nor is there outstanding any security convertible into any shares of the Surviving Series;

                  (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Strategic Allocation Fund, on behalf of the Surviving Series, and this Agreement will constitute a valid and binding obligation of the Strategic Allocation Fund, on behalf of the Surviving Series, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (n) Surviving Series Shares to be issued and delivered to the Merging Series, for the account of the Merging Series Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Surviving Series Shares, and will be fully paid and non-assessable;

                  (o) The information to be furnished by the Strategic Allocation Fund for use in the registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the NASD) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto;

                  (p) That insofar as it relates to the Surviving Series, the Registration Statement relating to the Surviving Series Shares issuable hereunder, and the Proxy Statement to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Merging Series contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Merging Series for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder;

                  (q) The majority of the Trustees of the Strategic Allocation Fund are not interested persons of the Strategic Allocation Fund, and those directors select and nominate any of the disinterested directors of the Strategic Allocation Fund; and

                  (r) Any person who acts as legal counsel for the disinterested directors of the Investment Trust 97 is an independent legal counsel as such term is defined under applicable law.

5. COVENANTS OF THE STRATEGIC ALLOCATION FUND AND THE PHOENIX TRUST, ON BEHALF OF THE SURVIVING SERIES AND THE MERGING SERIES, RESPECTIVELY

         5.1 The Surviving Series and the Merging Series each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable. Notwithstanding the foregoing, the parties mutually agree and acknowledge that subject to the approval of this Plan and the calling of the meeting of shareholders described in section 5.2, the Surviving Series shall file a post-effective amendment to its registration statement on Form N-1A in order to create an additional class of shares to be known as "Class C shares".

         5.2 The Phoenix Trust will call a meeting of the shareholders of the Merging Series to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein.

         5.3 The Strategic Allocation Fund covenants that the Surviving Series Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

         5.4 Subject to the provisions of this Agreement, the Trusts will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.5 As soon as is reasonably practicable after the Closing, the Merging Series will make a liquidating distribution to its shareholders consisting of the Surviving Series Shares received at the Closing.

         5.6 The Phoenix Trust will provide the Strategic Allocation Fund with information reasonably necessary for the preparation of a registration statement on Form N-14 to the Merged Series (the "Registration Statement"), such Registration statement to consist of, without limitation, a prospectus and Proxy Statement.

         5.7 The Phoenix Trust, on behalf of the Merging Series, covenants that it will, from time to time, as and when reasonably requested by the Strategic Allocation Fund, on behalf of the Surviving Series, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Strategic Allocation Fund, on behalf of the Surviving Series, may reasonably deem necessary or desirable in order to carry out the intent and purpose of this Agreement to vest in and confirm (a) the Phoenix Trust's, on behalf of the Merging Series', title to and possession of the Surviving Series Shares to be delivered hereunder, and
(b) the Strategic Allocation Fund's on behalf of the Surviving Series', title to and possession of all the Assets.

         5.8 The Surviving Series will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act as may be necessary in order to continue its operations after the Closing Date.

         5.9 (a) Subject to governing law, until the fifth anniversary of the Closing Date, the Strategic Allocation Fund, on behalf of itself and any successor thereto by reason of merger, reorganization, sale or other similar transaction, shall: (a) continue that certain joint insured bond referred to as Investment Management Insurance Policy No. 281-35-77 issued by American International Specialty Lines Insurance Company (such policy, or any replacement thereof during the operative period referenced above shall hereafter be referred to as the "D&O/E&O Insurance"), or such greater insurance as the Strategic Allocation Fund and all other requisite parties to such joint insured bond shall reasonably determine; and (b) maintain those indemnity provisions as provided in the current Declaration of Trust of the Strategic Allocation Fund and By-Laws applicable with regard to the proper and lawful activities of a trustee (the "Indemnity").

                  (b) In the event that the D&O/E&O Insurance shall be terminated during the period transpiring from the Closing Date until the fifth anniversary thereof, then the Strategic Allocation Fund, individually or together with one or more parties to the above referenced joint insured bond, will use its best efforts to procure a directors' and officers errors and omissions insurance policy for the benefit of the Trustees of the Phoenix Trust, among others, for claims made against such Trustees during the period stated above, on not less than substantially the same terms and conditions, including, without limitation, exclusions from coverage, retention limits and limitations of liability, as exist for the benefit of such Trustees under the D&O/E&O Insurance Policy existing as of the Closing Date.

                  (c) The D&O/E&O Insurance and Indemnity shall apply equally to the trustees of the Phoenix Trust (constituted as of the date of this Agreement) as they apply to the trustees of the Strategic Allocation Fund.

                  (d) Nothing in this Paragraph 5.9 shall be construed as imposing an obligation on the Strategic Allocation Fund to take any action to the extent such action would be prohibited by governing law or the exercise of the fiduciary duties of the board of trustees of the Strategic Allocation Fund.

                  (e) In the event that the D&O/E&O Insurance shall be terminated during the period transpiring from Closing until the fifth anniversary thereof, and the Strategic Allocation Fund shall fail or be unwilling to fulfill its obligations pursuant to clause (b) of this Paragraph 5.9, then Phoenix Investment Counsel, Inc, the adviser to the Strategic Allocation Fund, individually or together with one or more parties to the above referenced joint insured bond, will use its best efforts to procure a directors' and officers errors and omissions insurance policy for the benefit of the Trustees of the Phoenix Trust, among others, for claims made against such Trustees during the period stated above, on not less than substantially the same terms and conditions, including, without limitation, exclusions from coverage, retention limits and limitations of liability, as exist for the benefit of such Trustees under the D&O/E&O Insurance Policy existing as of the Closing Date. The foregoing notwithstanding, in no event shall Phoenix Investment Counsel, Inc., nor any of its affiliates, subsidiaries, parent companies, officers, employees or directors, in any way be liable or otherwise obligated to directly or indirectly indemnify or hold harmless the Trustees of the Phoenix Trust for any loss, cost or liability (including attorneys fees) arising in connection with the subject transaction or with regard to any claims or causes of action as might have been subject to possible coverage pursuant to the above described coverage whether or not such coverage is available in accordance with the terms of this clause.

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE MERGING SERIES

         The obligations of the Phoenix Trust, on behalf of the Merging Series, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Strategic Allocation Fund, on behalf of the Surviving Series, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations and warranties of the Strategic Allocation Fund, on behalf of the Surviving Series, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         6.2 The Strategic Allocation Fund, on behalf of the Surviving Series, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Strategic Allocation Fund, on behalf of the Surviving Series, on or before the Closing Date; and

         6.3 The Merging Series and the Surviving Series shall have agreed on the number of full and fractional Surviving Series Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING SERIES

         The obligations of the Strategic Allocation Fund, on behalf of the Surviving Series, to complete the transactions provided for herein shall be subject, at its election, to the performance by the Phoenix Trust, on behalf of the Merging Series, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations and warranties of the Phoenix Trust, on behalf of the Merging Series, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         7.2 The Phoenix Trust, on behalf of the Merging Series, shall have delivered to the Surviving Series a statement of the Assets and the Liabilities, as of the Closing Date, certified by the Treasurer or any Assistant Treasurer of the Phoenix Trust;

         7.3 The Phoenix Trust, on behalf of the Merging Series, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Phoenix Trust, on behalf of the Merging Series, on or before the Closing Date;

         7.4 The Merging Series and the Surviving Series shall have agreed on the number of full and fractional Surviving Series Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

         7.5 The Merging Series shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING SERIES AND THE MERGING SERIES

         If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Phoenix Trust, on behalf of the Merging Series, or the Strategic Allocation Fund, on behalf of the Surviving Series, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Merging Series in accordance with the provisions of the Phoenix Trust's Declaration of Trust, and applicable Delaware law and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Phoenix Trust nor the Strategic Allocation Fund may waive the conditions set forth in this paragraph 8.1;

         8.2 On the Closing Date, no action, suit or other proceeding shall be pending or, to each Trust's knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

         8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Phoenix Trust or the Strategic Allocation Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Series or the Merging Series, provided that either party hereto may for itself waive any of such conditions;

         8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

         8.5 The parties shall have received the signed opinion of Shearman & Sterling LLP, addressed to the parties hereto and Phoenix Investment Counsel, Inc. in the form agreed upon by the parties hereto, substantially to the effect that, based upon certain facts, and the Officer's Certificate, the transaction contemplated by this Agreement, will for federal income tax purposes, qualify as a tax free reorganization described in Section 368(a) of the Code. The delivery of such opinion is conditioned upon receipt of an Officer's Certificate substantially in the form agreed upon by the parties.

9.       BROKERAGE FEES AND EXPENSES

         9.1 The Phoenix Trust, on behalf of the Merging Series, and the Strategic Allocation Fund, on behalf of the Surviving Series, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         9.2 The expenses relating to the proposed Reorganization arising from and after approval by each respective board of trustees, will be borne by Phoenix Investment Partners, Ltd. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Surviving Series' prospectus and the Merging Series' proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Phoenix Trust and the Strategic Allocation Fund have not made any representation, warranty or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.      TERMINATION

         This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party: (i) by mutual agreement of the parties, or (ii) either party if the Closing shall not have occurred on or before June 30, 2004, unless such date is extended by mutual agreement of the parties, or (iii) either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.      AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Phoenix Trust and the Strategic Allocation Fund; provided, however, that following the meeting of the shareholders of the Merging Series called by the Phoenix Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Surviving Series Shares to be issued to the Merging Series Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.      NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the parties hereto at their principal place of business.

14.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
         LIABILITY

         14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

         14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         14.5 It is expressly agreed that the obligations of the Phoenix Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Phoenix Trust personally, but shall bind only the trust property of the Merging Series, as provided in the Declaration of Trust of the Phoenix Trust. The execution and delivery by such officers of the Phoenix Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Merging Series as provided in the Declaration of Trust of the Phoenix Trust. The Phoenix Trust is a series company with multiple series, and the Phoenix Trust has entered into this Agreement on behalf of one such series, the Merging Series. With respect to any obligation of the Phoenix Trust arising hereunder, the Strategic Allocation Fund and the Surviving Series shall look for payment or satisfaction of such obligations solely to the assets and property of the Merging Series.

         14.6 It is expressly agreed that the obligations of the Strategic Allocation Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Strategic Allocation Fund personally, but shall bind only the trust property of the Surviving Series, as provided in the Declaration of Trust of the Strategic Allocation Fund. The execution and delivery by such officers of the Strategic Allocation Fund shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Surviving Series as provided in the Declaration of Trust of the Strategic Allocation Fund. The Strategic Allocation Fund is a series company with two portfolio series, and the Strategic Allocation Fund has entered into this Agreement on behalf of one such series, the Surviving Series. With respect to any obligation of the Strategic Allocation Fund arising hereunder, the Phoenix Trust and the Merging Series shall look for payment or satisfaction of such obligations solely to the assets and property of the Surviving Series.

14.7 Except as specifically provided herein, the sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein as set forth in Sections 6 and 7.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:                                 PHOENIX-OAKHURST STRATEGIC
                                        ALLOCATION FUND

______________________________          By: _______________________________
SECRETARY

                                        Title: _______________________________


Attest:                                 PHOENIX TRUST, ON BEHALF OF THE PHOENIX-
                                        OAKHURST MANAGED ASSETS

______________________________          By: _______________________________
SECRETARY

                                        Title: _______________________________

Agreed and accepted with respect to
Paragraphs 5.9(e) and 14.7
this ___ day of _______,
2004.

PHOENIX INVESTMENT COUNSEL, INC.

By:______________________________
Name
Title

Agreed and accepted with respect to
Paragraphs 9.2 and 14.7
this ___ day of _______,
2004.

PHOENIX INVESTMENT PARTNERS, LTD.

By:______________________________
Name
Title

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                          Acquisition of the Assets of

                         PHOENIX-OAKHURST MANAGED ASSETS
                                   a series of
                                  Phoenix Trust
                          900 Third Avenue, 31st Floor
                               New York, NY 10022
                                 (800) 243-1574

                        By and in Exchange for Shares of

                   PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 243-1574


         This Statement of Additional Information, relating specifically to the proposed transfer of all or substantially all of the assets and certain identified liabilities of Phoenix-Oakhurst Managed Assets (the "Managed Assets"), a series of Phoenix Trust, to Phoenix-Oakhurst Strategic Allocation Fund (the "Strategic Allocation Fund") in exchange for shares of the corresponding class of the Strategic Allocation Fund, consists of this cover page and the following described documents:

         (1) the Statement of Additional Information of the Phoenix Trust, as filed via EDGAR on Form N-1A on April 28, 2003 with Post-Effective Amendment No. 55, and supplements dated June 24, 2003, September 17, 2003 and November 13, 2003 to the Prospectus dated May 1, 2003, and incorporated by reference;

         (2) the Statement of Additional Information of the Phoenix-Oakhurst Strategic Allocation Fund, as filed via EDGAR on Form N-1A on April 25, 2003 with Post-Effective Amendment No. 26, and supplement dated September 17, 2003 to the Prospectus dated May 1, 2003, and incorporated by reference;

         (3) the Annual Report of the Phoenix Trust for the year ended December 31, 2002 as filed via EDGAR on Form N-30D on March 5, 2003, and incorporated by reference;

         (4) the Annual Report of the Phoenix-Oakhurst Strategic Allocation Fund for the year ended December 31, 2002 as filed via EDGAR on Form N-30D on March 5, 2003, and incorporated by reference;

         (5) the Semi-Annual Report of the Phoenix Trust for the six months ended June 30, 2003 as filed via EDGAR on Form N-CSRS on September 5, 2003, and incorporated by reference;

         (6) the Semi-Annual Report of the Phoenix-Oakhurst Strategic Allocation Fund for the six months ended June 30, 2003 as filed via EDGAR on Form N-CSRS on September 5, 2003, and incorporated by reference; and

         (7) the Pro Forma Financial Statements, filed herewith.

         This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated January 30, 2004. A copy of the Prospectus/Proxy Statement may be obtained without charge by contacting Phoenix Equity Planning Corporation ("Equity Planning") at 56 Prospect Street, P. O. Box 150480, Hartford, CT 06115-0480 or by telephoning Equity Planning toll free at 1(800) 243-4361.

         The date of this Statement of Additional Information is January 30,
2004.

Phoenix-Oakhurst Strategic Allocation Fund/Phoenix-Oakhurst Managed Assets Pro Forma Combining Schedule of Investments
June 30, 2003 (Unaudited)


Shares or Par Value                                                                                  Value
================ ================ ========== ================================== ================ ================ ================
Phoenix-Oakhurst Phoenix-Oakhurst Pro Forma                                     Phoenix-Oakhurst Phoenix-Oakhurst Pro Forma
Strategic        Managed          Combining  DESCRIPTION                        Strategic        Managed          Combining
Allocation Fund  Assets           Portfolios                                    Allocation Fund  Assets           Portfolios
================ ================ ========== ================================== ================ ================ ================

                                             U.S. GOVERNMENT SECURITIES--1.2%
       1,000,000                -  1,000,000 U.S. Treasury Note 3.625%, 5/15/13        1,007,812                -        1,007,812
               -        1,235,000  1,235,000 U.S. Treasury Note 4.375%, 5/15/07                -        1,341,711        1,341,711
               -        2,000,000  2,000,000 U.S. Treasury Note 4.875%, 2/25/12                -        2,223,124        2,223,124
                                                                                ---------------- ---------------- ----------------
                                             TOTAL U.S. GOVERNMENT SECURITIES          1,007,812        3,564,835        4,572,647

                                             AGENCY MORTGAGE-BACKED SECURITIES--3.7%
               -        6,282,148  6,282,148 Fannie Mae 5.50%, 9/1/17                          -        6,526,563        6,526,563
       1,631,709                -  1,631,709 Fannie Mae 6%, 12/1/32                    1,696,468                -        1,696,468
               -        3,240,000  3,240,000 GNMA 6%, 8/15/32                                  -        3,397,761        3,397,761
         478,835                -    478,835 GNMA 6.50%, 11/15/31                        502,777                -          502,777
         489,340                -    489,340 GNMA 6.50%, 2/15/32                         513,807                -          513,807
         652,261                -    652,261 GNMA 6.50%, 4/15/32                         684,874                -          684,874
         145,909                -    145,909 GNMA 6.50%, 6/15/28                         153,432                -          153,432
                                                                                ---------------- ---------------- ----------------
                                             TOTAL AGENCY MORTGAGE-BACKED              3,551,358        9,924,324       13,475,682
                                               SECURITIES --0.7%

               -        2,500,000  2,500,000 Fannie Mae 4.25%, 7/15/07                         -        2,690,220        2,690,220
                                                                                ---------------- ---------------- ----------------
                                             TOTAL AGENCY NON MORTGAGE-BACKED                  -        2,690,220        2,690,220
                                               SECURITIES

                                             MUNICIPAL BONDS--5.7%
               -          500,000    500,000 California Contra Costa County                    -          582,005          582,005
                                               Pension Obligation Taxable
                                               6.10%, 6/1/11
         220,000                -    220,000 California Long Beach Pension               251,055                -          251,055
                                               Obligation Taxable Unrefunded
                                               Balance Revenue 6.87%, 9/1/06

               -        1,000,000  1,000,000 California San Luis Obispo County                 -          989,950          989,950
                                               Revenue Taxable Series A 3.94%,
                                               9/1/12
               -        1,000,000  1,000,000 Connecticut General Obligation                    -        1,144,020        1,144,020
                                               Series C 5%, 5/1/13
               -        1,000,000  1,000,000 Florida Department of Environmental               -        1,142,480        1,142,480
                                               Protection Preservation Revenue
                                               Series B 5%, 7/1/13
       3,600,000                -  3,600,000 Florida Miami Beach Special               4,047,084                -        4,047,084
                                               Obligation Taxable Pension
                                               Funding Project Revenue 8.60%,
                                               9/1/21
       1,800,000                -  1,800,000 Florida Tampa Solid Waste System          1,919,268                -        1,919,268
                                               Revenue Taxable Series A 6.23%,
                                               10/1/05
         595,000                -    595,000 Florida University of Miami                 649,794                -          649,794
                                               Exchangeable Revenue Taxable
                                               Series A 7.65%, 4/1/20
               -        1,000,000  1,000,000 Illinois Chicago Neighborhoods                    -        1,131,120        1,131,120
                                               Alive 21 PG-A General Obligation
                                               5%, 1/1/13
               -        1,045,000  1,045,000 Illinois Kane & Du Page Counties                  -        1,224,197        1,224,197
                                               Community United School District
                                               Number 303 General Obligation
                                               Series A 5.50%, 1/1/13
               -          675,000    675,000 Maine Bangor Pension Obligation                   -          770,566          770,566
                                               Taxable Series B 5.94%, 6/1/13
               -          590,000    590,000 New Jersey Monroe Township Middlesex              -          635,105          635,105
                                               County General Obligation Taxable
                                               Pension 5%, 8/15/13
               -        1,000,000  1,000,000 New Jersey State Turnpike Authority               -        1,001,260        1,001,260
                                               Turnpike Revenue Taxable Series
                                               B 2.84%, 1/1/08
               -        1,000,000  1,000,000 New Jersey State Turnpike Authority               -        1,000,190        1,000,190
                                               Turnpike Revenue Taxable Series
                                               B 4.252%, 1/1/16
         600,000                -    600,000 New York State Environmental                696,606                -          696,606
                                               Facilities Corp. State Service
                                               Contract Revenue 6.70%, 3/15/08
               -        1,000,000  1,000,000 Pennsylvania Philadelphia Authority               -        1,109,850        1,109,850
                                               for Industrial Development Pension
                                               Funding Retirement Systems
                                               Revenue Taxable Series A 5.69%,
                                               4/15/07
               -          625,000    625,000 Texas Water Development Board                     -          667,488          667,488
                                               General Obligation Taxable
                                               4.70%, 8/1/09
               -        1,000,000  1,000,000 Utah General Obligation Series A 5%,              -        1,147,990        1,147,990
                                               7/1/13
               -        1,000,000  1,000,000 Washington State Housing Trust Fund               -        1,088,250        1,088,250
                                               General Obligation Taxable
                                               Series T 5%, 7/1/08
                                                                                ---------------- ---------------- ----------------
                                             TOTAL MUNICIPAL BONDS                     7,563,807       13,634,471       21,198,278


                                             ASSET-BACKED SECURITIES--3.1%
               -        1,000,000  1,000,000 AmeriCredit Automobile Receivables                -        1,038,890        1,038,890
                                               Trust 01-D, A4 4.41%, 11/12/08
       1,600,000                -  1,600,000 ANRC Auto Owner Trust 01-A, A4            1,657,257                -        1,657,257
                                               4.32%, 6/16/08
       1,000,000                -  1,000,000 Capital Auto Receivables Asset Trust      1,021,485                -        1,021,485
                                               02-3, A2A 3.05%, 9/15/05
       1,000,000          800,000  1,800,000 Capital Auto Receivables Asset Trust      1,040,273          832,219        1,872,492
                                               02-3, A3 3.58%, 10/16/06
       1,000,000                -  1,000,000 Capital One Master Trust 01-5,            1,076,650                -        1,076,650
                                               A 5.30%, 6/15/09
         750,000                -    750,000 Irwin Home Equity 01-2, 2A4 5.68%,          763,828                -          763,828
                                               2/25/16
               -          432,165    432,165 Litigation Settlement Monetized Fee                          393,270          393,270
                                               Trust 02-5A 144A 6%, 10/25/32
         254,743                -    254,743 WFS Financial Owner Trust 00-D,             255,704                -          255,704
                                               A3 6.83%, 7/20/05
       1,000,000        1,000,000  2,000,000 WFS Financial Owner Trust 03-1,           1,018,959        1,018,959        2,037,918
                                               A4 2.74%, 9/20/10
         500,000                -    500,000 Whole Auto Loan Trust 02-1, B 2.91%,        506,406                -          506,406
                                               4/15/09
         750,000                -    750,000 World Omni Auto Receivables Trust           788,467                -          788,467
                                               02-A, A4 4.05%, 7/15/09

                                                                                ---------------- ---------------- ----------------
                                             TOTAL ASSET-BACKED SECURITIES             8,129,029        3,283,338       11,412,367

                                     CORPORATE BONDS--7.7%
         500,000                -    500,000 Allied Waste Industries, Inc.               517,500                -          517,500
                                               7.875%, 3/15/05
         750,000                -    750,000 Amerigas Partners /Amerigas Eagle           821,250                -          821,250
                                               Finance Corp. Series B 8.875%,
                                               5/20/11
         565,000                -    565,000 AmerisourceBergen Corp. 8.125%,             624,325                -          624,325
                                               9/1/08
         125,000                -    125,000 AT&T Wireless Services, Inc.                140,268                -          140,268
                                               7.35%, 3/1/06
         500,000                -    500,000 Campbell Soup Co. 5%, 12/3/12               534,441                -          534,441
               -          500,000    500,000 Campbell Soup Co. 6.75%, 2/15/11                  -          590,497          590,497
         250,000                -    250,000 Chesapeake Energy Corp. 8.375%,             271,875                -          271,875
                                               11/1/08
               -        1,000,000  1,000,000 ChevronTexaco Capital Co. 3.50%,                  -        1,039,220        1,039,220
                                               9/17/07
               -        1,000,000  1,000,000 Coca Cola Enterprises, Inc. 4.375%,               -        1,064,229        1,064,229
                                               9/15/09
         500,000                -    500,000 Comcast Corp. 5.30%, 1/15/14                514,221                -          514,221
         250,000                -    250,000 Conoco Funding Co. 5.45%, 10/15/06          275,969                -          275,969
         500,000                -    500,000 Corn Products International, Inc.           570,625                -          570,625
                                               8.25%, 7/15/07
         500,000                -    500,000 DaimlerChrysler NA Holding Corp.            512,898                -          512,898
                                               4.75%, 1/15/08

               -        1,000,000  1,000,000 Dow Chemical Co. 6%, 10/1/12                      -        1,087,880        1,087,880
               -        1,000,000  1,000,000 First Data Corp. 4.70%, 11/1/06                   -        1,077,139        1,077,139
         500,000                -    500,000 Ford Motor Credit Co. 7.25%,                514,036                -          514,036
                                               10/25/11
       1,000,000                -  1,000,000 General Electric Capital Corp.            1,128,768                -        1,128,768
                                               Series MTNA 6%, 6/15/12
         500,000                -    500,000 General Motors Acceptance Corp.             498,828                -          498,828
                                               6.875%, 8/28/12

               -        1,000,000  1,000,000 Goldman Sachs Group, Inc. (The)                   -        1,098,629        1,098,629
                                               5.70%, 9/1/12
         250,000                -    250,000 Harrah's Operating Co., Inc. 7.50%,         296,208                -          296,208
                                               1/15/09
               -        1,000,000  1,000,000 Harvard University 8.125%, 4/15/07                -        1,206,220        1,206,220
               -        1,000,000  1,000,000 Household Finance Corp. 6.75%,                    -        1,161,369        1,161,369
                                               5/15/11
         200,000                -    200,000 IMC Global, Inc. 7.625%, 11/1/05            213,000                           213,000
               -        1,000,000  1,000,000 International Lease Finance Corp.                 -        1,087,542        1,087,542
                                               5.625%, 6/1/07
               -          500,000    500,000 International Lease Finance Corp.                 -          543,641          543,641
                                               5.75%, 2/15/07
       1,000,000                -  1,000,000 ITW Cupids Financial Trust I 144A         1,109,098                -        1,109,098
                                               6.55%, 12/31/11

               -          500,000    500,000 J.P. Morgan Chase & Co. 6.50%,                               575,331          575,331
                                               1/15/09
         750,000                -    750,000 Janus Capital Group, Inc. 7.75%,            881,962                -          881,962
                                               6/15/09
         500,000                -    500,000 Lennar Corp. 7.625%, 3/1/09                 593,811                -          593,811
         500,000                -    500,000 Manor Care, Inc. 7.50%, 6/15/06             543,581                -          543,581
         100,000                -    100,000 MGM Mirage, Inc. 9.75%, 6/1/07              112,750                -          112,750
               -        1,000,000  1,000,000 Motiva Enterprises LLC 144A 5.20%,                -        1,034,500        1,034,500
                                               9/15/12
         291,594                -    291,594 Northwest Airlines, Inc. 00-1               326,949                -          326,949
                                               8.072%, 10/1/19
         750,000                -    750,000 Pemex Project Funding Master Trust          821,250                -          821,250
                                               144A 7.375%, 12/15/14
         500,000                -    500,000 Pemex Project Funding Master Trust          605,000                -          605,000
                                               9.125%, 10/13/10
         500,000                -    500,000 Sovereign Bank 5.125%, 3/15/13              516,366                -          516,366
         500,000                -    500,000 Tenet Healthcare Corp. 7.375%,              482,500                -          482,500
                                               2/1/13
       1,000,000                -  1,000,000 TIAA Global Markets 144A 3.875%,          1,049,649                -        1,049,649
                                               1/22/08
         500,000                -    500,000 Union Pacific Corp. 6.50%, 4/15/12          578,183                -          578,183
         500,000                -    500,000 United Rentals North America, Inc.
                                               Series B 10.75%, 4/15/08                  548,750                -          548,750
         422,005                -    422,005 US Airways Pass-Through Trust 98-1          393,872                -          393,872
                                               6.85%, 1/30/18
         375,000          500,000    875,000 Verizon Global Funding Corp.                373,942          498,590          872,532
                                               4.375%, 6/1/13
         210,000                -    210,000 Willis Corroon Corp. 9%, 2/1/09             223,650                -          223,650
                                                                                ---------------- ---------------- ----------------
                                             TOTAL CORPORATE BONDS                    16,595,525       12,064,787       28,660,312

                                             NON-AGENCY MORTGAGE-BACKED
                                               SECURITIES--5.6%
         422,398                -    422,398 Advanta Mortgage Loan Trust 00-2,           428,206                -          428,206
                                               A3 7.76%, 5/25/18
               -        1,000,000  1,000,000 Bank of America Mortgage Securities               -        1,008,943        1,008,943
                                               99-7, A24 6.50%, 7/25/29
       2,750,000          975,000  3,725,000 CS First Boston Mortgage Securities       3,134,884        1,111,459        4,246,343
                                               Corp. 97-C2, A3 6.55%, 1/17/35
       2,550,000        1,000,000  3,550,000 DLJ Commercial Mortgage Corp.             2,906,237        1,139,701        4,045,938
                                               98-CF2, A1B 6.24%, 11/12/31
       1,750,000                -  1,750,000 First Horizon Asset Securities, Inc.      1,766,133                -        1,766,133
                                               01-5, A3 6.75%, 8/25/31
         750,000        1,000,000  1,750,000 GMAC Commercial Mortgage Securities,        848,386        1,131,182        1,979,568
                                               Inc. 97-C2, A3 6.566%, 4/15/29
       2,250,000                -  2,250,000 J.P. Morgan Chase Commercial              2,583,810                -        2,583,810
                                               Mortgage Securities Corp. 01-CIBC,
                                               A3 6.26%, 3/15/33
               -        1,000,000  1,000,000 Lehman Brothers Commercial Conduit                -        1,133,156        1,133,156
                                               Mortgage Trust 98-C4, A1B 6.21%,
                                               10/15/35
          34,227                -     34,227 Nationslink Funding Corp. 96-1, B            34,227                -           34,227
                                               7.69%, 12/20/05

               -        1,000,000  1,000,000 PNC Mortgage Acceptance Corp. 00-C2                        1,209,737        1,209,737
                                               A2 7.30%, 10/12/33
         284,797                -    284,797 Prudential Home Mortgage Securities         285,865                -          285,865
                                               94-A, 3B3 6.612%, 4/28/24
       2,107,882                -  2,107,882 Washington Mutual 99-WM3, 2A5 7.50%,      2,146,541                -        2,146,541
                                               11/19/29
                                                                                ---------------- ---------------- ----------------
                                             TOTAL NON-AGENCY MORTGAGE-BACKED         14,134,289        6,734,178       20,868,467
                                             SECURITIES

                                     FOREIGN GOVERNMENT SECURITIES--6.2%
         500,000                -    500,000 Croatia 6.25%, 2/11/09                      634,746                -          634,746
         500,000                -    500,000 Federal Republic of Brazil 10%,             515,000                -          515,000
                                               1/16/07
         250,000                -    250,000 Federal Republic of Brazil 11.50%,          262,500                -          262,500
                                               3/12/08
         923,558                -    923,558 Federal Republic of Brazil 8%,              813,308                -          813,308
                                               4/15/14
               -        3,250,000  3,250,000 Government of New Zealand 404 8%,                 -        1,947,816        1,947,816
                                               4/15/04
               -          500,000    500,000 Province of Ontario 3.125%, 5/2/08                -          509,893          509,893
       1,000,000        1,250,000  2,250,000 Republic of Austria 5.50%, 10/20/07       1,269,838        1,587,297        2,857,135
         415,000                -    415,000 Republic of Bulgaria 144A 8.25%,
                                               1/15/15                                   491,775                -          491,775
          85,000                -     85,000 Republic of Bulgaria RegS 8.25%,            100,725                -          100,725
                                               1/15/15
       1,000,000                -  1,000,000 Republic of Chile 5.50%, 1/15/13          1,058,000                -        1,058,000
         400,000                -    400,000 Republic of Chile 7.125%, 1/11/12           465,440                -          465,440
         250,000                -    250,000 Republic of Colombia 10%, 1/23/12           280,625                -          280,625
       1,190,000                -  1,190,000 Republic of Costa Rica 144A 9.335%,       1,389,325                -        1,389,325
                                               5/15/09
               -        1,000,000  1,000,000 Republic of Korea 4.25%, 6/1/13                   -          974,000          974,000
               -          500,000    500,000 Republic of Korea 8.875%, 4/15/08                 -          623,721          623,721
         350,000                -    350,000 Republic of Lithuania 4.50%, 3/5/13         408,150                -          408,150
         500,000                -    500,000 Republic of Panama 8.25%, 4/22/08           553,750                -          553,750
         500,000                -    500,000 Republic of Panama 9.375%, 4/1/29           578,750                -          578,750
               -          750,000    750,000 Republic of Slovenia 4.875%,                      -          925,205          925,205
                                               3/18/09
       1,000,000                -  1,000,000 Republic of South Africa 7.375%,          1,151,250                -        1,151,250
                                               4/25/12
         428,572                -    428,572 Republic of Venezuela DCB Series DL         343,929                -          343,929
                                               1.875%, 12/18/07
         500,000                -    500,000 Russian Federation 144A 8.25%,              579,375                -          579,375
                                               3/31/10
       2,000,000                -  2,000,000 Russian Federation RegS 5%, 3/31/30       1,945,000                -        1,945,000
       2,000,000                -  2,000,000 United Mexican States 7.50%, 1/14/12      2,290,000                -        2,290,000
       1,875,000                -  1,875,000 United Mexican States 8.125%,             2,137,500                -        2,137,500
                                               12/30/19
                                                                                ---------------- ---------------- ----------------
                                             TOTAL FOREIGN GOVERNMENT SECURITIES      17,268,986        6,567,932       23,836,918

                                             FOREIGN CORPORATE BONDS--2.1%
       1,000,000               -   1,000,000 Central Bank of Tunisia 7.375%,           1,165,000                -        1,165,000
                                               4/25/12
               -       1,500,000   1,500,000 Commonwealth Bank of Australia 6%,                -        1,007,433        1,007,433
                                               8/1/03
         500,000               -     500,000 Corp Andina de Fomento 5.20%,               506,528                -          506,528
                                               5/21/13
         500,000               -     500,000 Deutsche Telekom International              614,189                -          614,189
                                               Finance BV 8.50%, 6/15/10
               -       1,000,000   1,000,000 HQI Transelectric Chile SA 7.845%,                -        1,168,622        1,168,622
                                               4/15/11
       1,500,000         500,000   2,000,000 Korea Development Bank 5.50%,             1,595,788          531,929        2,127,717
                                               11/13/12
         500,000               -     500,000 Nordea Bank Sweden AB 144A 5.25%,           549,075                -          549,075
                                               11/30/12
         391,059               -     391,059 Petropower I Funding Trust 144A             363,685                -          363,685
                                               7.36%, 2/15/14
         250,000               -     250,000 Triton Energy Ltd. 8.875%, 10/1/07          279,669                -          279,669
                                                                                ---------------- ---------------- ----------------
                                             TOTAL FOREIGN CORPORATE BONDS             5,073,934        2,707,984        7,781,918

                                             COMMON STOCKS--56.7%
          23,500           19,300     42,800 Alberto-Culver Co. Class B                1,200,850          986,230        2,187,080
          24,000           19,000     43,000 Alliant Techsystems, Inc.                 1,245,840          986,290        2,232,130
          25,700           20,400     46,100 Allstate Corp. (The)                        916,205          727,260        1,643,465
          34,400           28,800     63,200 American International Group, Inc.        1,898,192        1,589,184        3,487,376
          41,900           33,800     75,700 Anadarko Petroleum Corp.                  1,863,293        1,503,086        3,366,379
          43,800           36,200     80,000 Applied Materials, Inc.                     694,668          574,132        1,268,800
          34,100           27,600     61,700 ARAMARK Corp. Class B                       764,522          618,792        1,383,314
         114,500           90,900    205,400 AT&T Wireless Services, Inc.                940,045          746,289        1,686,334
          69,700           57,200    126,900 Avnet, Inc.                                 883,796          725,296        1,609,092
          15,700           12,700     28,400 Baker Hughes, Inc.                          527,049          426,339          953,388
          59,900           49,000    108,900 Bank of America Corp.                     4,733,897        3,872,470        8,606,367
          26,000           21,200     47,200 Best Buy Co., Inc.                        1,141,920          931,104        2,073,024
          57,300           47,000    104,300 Caremark Rx, Inc.                         1,471,464        1,206,960        2,678,424
          70,000           57,500    127,500 Cendant Corp.                             1,282,400        1,053,400        2,335,800
         127,000          103,200    230,200 Cisco Systems, Inc.                       2,119,630        1,722,408        3,842,038
          54,700           44,900     99,600 CIT Group, Inc.                           1,348,355        1,106,785        2,455,140
          94,300           75,700    170,000 Citigroup, Inc.                           4,036,040        3,239,960        7,276,000
          18,700           14,900     33,600 Coca-Cola Co. (The)                         867,867          691,509        1,559,376
          33,800           27,700     61,500 Computer Sciences Corp.                   1,288,456        1,055,924        2,344,380
          44,900           35,600     80,500 CVS Corp.                                 1,258,547          997,868        2,256,415
          35,250           28,350     63,600 Dean Foods Co.                            1,110,375          893,025        2,003,400
          42,400           34,900     77,300 Dial Corp. (The)                            824,680          678,805        1,503,485
          37,600           30,900     68,500 DST Systems, Inc.                         1,428,800        1,174,200        2,603,000
         191,000          156,900    347,900 E*TRADE Group, Inc.                       1,623,500        1,333,650        2,957,150
         125,700           99,900    225,600 EMC Corp.                                 1,316,079        1,045,953        2,362,032
          55,300           43,900     99,200 Emulex Corp.                              1,259,181          999,603        2,258,784
          38,200           30,300     68,500 Engelhard Corp.                             946,214          750,531        1,696,745
          71,300           58,100    129,400 Exxon Mobil Corp.                         2,560,383        2,086,371        4,646,754
          14,600           12,100     26,700 FedEx Corp.                                 905,638          750,563        1,656,201
          29,800           24,800     54,600 First Health Group Corp.                    822,480          684,480        1,506,960
          39,700           32,600     72,300 Fisher Scientific International,
                                               Inc.                                    1,385,530        1,137,740        2,523,270
          16,100           13,100     29,200 FleetBoston Financial Corp.                 478,331          389,201          867,532
          17,700           14,500     32,200 Fortune Brands, Inc.                        923,940          756,900        1,680,840
         172,500          141,600    314,100 General Electric Co.                      4,947,300        4,061,088        9,008,388
          30,600           25,200     55,800 GlobalSantaFe Corp.                         714,204          588,168        1,302,372
          35,100           28,800     63,900 GTECH Holdings Corp.                      1,321,515        1,084,320        2,405,835
          29,700           24,400     54,100 Harrah's Entertainment, Inc.              1,195,128          981,856        2,176,984
          61,900           50,900    112,800 Harte-Hanks, Inc.                         1,176,100          967,100        2,143,200
          63,700           52,600    116,300 Intel Corp.                               1,323,941        1,093,238        2,417,179
          27,100           22,200     49,300 International Business Machines
                                               Corp.                                   2,235,750        1,831,500        4,067,250
          76,900           63,400    140,300 J.P. Morgan Chase & Co.                   2,628,442        2,167,012        4,795,454
          72,200           59,300    131,500 Johnson & Johnson                         3,732,740        3,065,810        6,798,550
          35,200           28,900     64,100 Kellogg Co.                               1,209,824          993,293        2,203,117
          40,000           32,000     72,000 Kroger Co. (The)                            667,200          533,760        1,200,960
          69,500           57,000    126,500 Liberty Media Corp. Class A                 803,420          658,920        1,462,340
          43,100           35,400     78,500 Mandalay Resort Group                     1,372,735        1,127,490        2,500,225
          52,900           42,400     95,300 Marvel Enterprises, Inc.                  1,010,390          809,840        1,820,230
          23,000           18,800     41,800 Mellon Financial Corp.                      638,250          521,700        1,159,950
          31,000           25,900     56,900 Merck & Co., Inc.                         1,877,050        1,568,245        3,445,295
          51,900           43,300     95,200 MetLife, Inc.                             1,469,808        1,226,256        2,696,064
         167,100          137,200    304,300 Microsoft Corp.                           4,279,431        3,513,692        7,793,123
          36,500           29,300     65,800 Miller (Herman), Inc.                       737,665          592,153        1,329,818
          62,500           51,400    113,900 Morgan Stanley                            2,671,875        2,197,350        4,869,225
          31,800           27,000     58,800 Mylan Laboratories, Inc.                  1,105,686          938,790        2,044,476
          29,200           24,000     53,200 Noble Corp.                               1,001,560          823,200        1,824,760
          29,100           23,100     52,200 Office Depot, Inc.                          422,241          335,181          757,422
          67,800           55,700    123,500 Omnicare, Inc.                            2,290,962        1,882,103        4,173,065
          53,600           44,100     97,700 PepsiCo, Inc.                             2,385,200        1,962,450        4,347,650
         106,600           86,800    193,400 Pfizer, Inc.                              3,640,390        2,964,220        6,604,610
          19,200           15,800     35,000 Procter & Gamble Co. (The)                1,712,256        1,409,044        3,121,300
          43,100           35,500     78,600 Rockwell Collins, Inc.                    1,061,553          874,365        1,935,918
          61,100           50,200    111,300 Royal Caribbean Cruises Ltd.              1,415,076        1,162,632        2,577,708
          26,700           21,800     48,500 Safeway, Inc.                               546,282          446,028          992,310
          42,900           35,500     78,400 SBC Communications, Inc.                  1,096,095          907,025        2,003,120
          17,600           14,500     32,100 Schein (Henry), Inc.                        921,184          758,930        1,680,114
          21,000           17,200     38,200 Schlumberger Ltd.                           998,970          818,204        1,817,174
          32,400           26,700     59,100 Swift Transportation Co., Inc.              603,288          497,154        1,100,442
          23,000           18,900     41,900 Synopsys, Inc.                            1,422,550        1,168,965        2,591,515
          24,000           19,400     43,400 Teradyne, Inc.                              415,440          335,814          751,254
          11,100           11,000     22,100 Transocean, Inc.                            243,867          241,670          485,537
          67,600           54,900    122,500 U.S. Bancorp                              1,656,200        1,345,050        3,001,250
          23,900           19,900     43,800 United Technologies Corp.                 1,692,837        1,409,517        3,102,354
          36,800           30,400     67,200 Verizon Communications, Inc.              1,451,760        1,199,280        2,651,040
          24,200           19,900     44,100 Viacom, Inc. Class B                      1,056,572          868,834        1,925,406
          30,300           25,000     55,300 Wal-Mart Stores, Inc.                     1,626,201        1,341,750        2,967,951
          43,700           34,700     78,400 Waters Corp.                              1,272,981        1,010,811        2,283,792
          66,000           54,200    120,200 Wells Fargo & Co.                         3,326,400        2,731,680        6,058,080
                                                                                ---------------- ---------------- ----------------
                                             TOTAL COMMON STOCKS                     115,446,486       94,457,796      209,904,282

                                             FOREIGN COMMON STOCKS--1.4%
          92,400           76,200     68,600 Accenture Ltd. Class A                    1,671,516        1,378,458        3,049,974
          26,500           21,000     47,500 ACE Ltd.                                    908,685          720,090        1,628,775
           7,200            5,900     13,100 Alcon, Inc.                                 329,040          269,630          598,670
               -           10,288     10,288 Alps Vermoegensverwaltung                         -           11,814           11,814
                                                                                ---------------- ---------------- ----------------
                                             TOTAL FOREIGN COMMON STOCKS               2,909,241        2,379,992        5,289,233

                                             EXCHANGE TRADED FUNDS--0.7%
          26,400                -     26,400 SPDR Trust Series I                       2,577,432                -        2,577,432
                                                                                ---------------- ---------------- ----------------
                                             TOTAL EXCHANGE TRADED FUNDS               2,577,432                -        2,577,432

                                             SHORT-TERM OBLIGATIONS--5.9%
         389,304                -    389,304 AIM Short-Term Investments Co.              389,304                -          389,304
                                               Liquid Assets Portfolio -
                                               Institutional Shares (1.08% seven
                                               day effective yield)
       1,540,000                -  1,540,000 Corporate Asset Funding Co. 1.10%,        1,540,000                -        1,540,000
                                               7/1/03
               -          525,000    525,000 Gannett Co, Inc. 1.04%, 7/7/03                    -          524,909          524,909
               -        2,700,000  2,700,000 Harley-Davidson Funding Corp.                     -        2,699,833        2,699,833
                                               1.11%, 7/3/03
               -        2,090,000  2,090,000 Household Finance Corp. 1.31%,                    -        2,090,000        2,090,000
                                               7/1/03
       2,185,000                -  2,185,000 International Lease Finance Corp.         2,183,701                -        2,183,701
                                               7.07%, 7/21/03
       1,466,936                -  1,466,936 Janus Money Market Fund -                 1,466,936                -        1,466,936
                                               Institutional Shares (1.09% seven
                                               day effective yield)
               -        3,285,000  3,285,000 Merrill Lynch & Co., Inc. 1.10%,                  -        3,284,900        3,284,900
                                               7/2/03
               -        2,450,000  2,450,000 Preferred Receivables Funding Corp.               -        2,448,398        2,448,398
                                               1.07%, 7/23/03
       1,545,000                -  1,545,000 Private Export Funding Corp. 1.23%,       1,541,016                -        1,541,016
                                               9/30/03
       2,500,000                -  2,500,000 Receivables Capital Corp. 1.02%,          2,499,363                -        2,499,363
                                               7/10/03
       1,000,000                -  1,000,000 Special Purpose Accounts Receivable         998,840                -          998,840
                                               Cooperative Corp. 1.16%, 8/6/03
                                                                                ---------------- ---------------- ----------------
                                             TOTAL SHORT-TERM OBLIGATIONS             10,619,160       11,048,040       21,667,200

                                             TOTAL INVESTMENTS--100.9%               204,877,059      169,057,897      373,934,956
                                               (Identified cost $187,272,186,
                                               $160,693,287, and $347,965,473)
                                               Other assets and liabilities,
                                               net---(0.9)%                               50,824       (3,463,444)      (3,412,620)
                                                                                ---------------- ---------------- ----------------
                                             NET ASSETS--100.0%                 $    204,927,883 $    165,594,453 $    370,522,336
                                                                                ================ ================ ================
                                                                                  SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS


Phoenix-Oakhurst Strategic Allocation Fund/Phoenix-Oakhurst Managed Assets Pro Forma Combining Statement of Assets and Liabilities
June 30, 2003 (Unaudited)




                                                      ====================    ================   =============    ==============
                                                      Phoenix-Oakhurst        Phoenix-Oakhurst                      Pro Forma
                                                      Strategic Allocation    Managed Assets      Adjustments       Combining
                                                      Fund                    Fund                                  Portfolios
                                                      ====================    ================   =============    ==============

ASSETS
Investment securities at value
     (Identified cost $187,272,186                   $          204,877,059  $     169,057,897                   $    373,934,956
       including $1,829,581
       of securities on loan,
       $160,693,287 and $347,965,473)
Cash                                                              2,262,607          1,147,493                          3,410,100
Receivables
  Investment securities sold                                      7,699,706          5,256,239                         12,955,945
  Fund shares sold                                                    4,384              5,654                             10,038
  Interest and dividends                                            982,658            721,811                          1,704,469
  Receivable from advisor                                               366                  -                                366
  Tax reclaims                                                            -             40,787                             40,787
Prepaid expenses                                                        139                  -                                139
                                                      ---------------------   ----------------   -------------     --------------
    Total assets                                                215,826,919        176,229,881               -       392,056,800
                                                      ---------------------   ----------------   -------------      -------------

LIABILITIES
Payables
  Investment securities purchased                                 8,723,350         10,077,060                         18,800,410
  Fund shares repurchased                                            25,015            287,174                            312,189
  Collateral on securities loaned                                 1,856,240                                             1,856,240
  Distribution fee                                                   46,098             21,743                             67,841
  Investment advisory fee                                           110,445            119,360                            229,805
  Administration fee                                                                                                            -
  Transfer agent fee                                                 67,077             19,561                             86,638
  Financial agent fee                                                13,898              8,715                             22,613
  Trustees' fee                                                       3,411              4,643                              8,054
  Payable to advisor                                                      -              1,062                              1,062
Accrued expenses                                                     53,502             96,110                            149,612
                                                      ---------------------   ----------------   -------------      -------------
    Total liabilities                                            10,899,036         10,635,428               -         21,534,464
                                                      ---------------------   ----------------   -------------      -------------
NET ASSETS                                           $          204,927,883  $     165,594,453               -     $  370,522,336
                                                      =====================   ================   =============      =============

CLASS A
Shares of beneficial interest outstanding                        14,350,882          3,097,373        (786,969)(a)     16,661,286
Net assets                                           $          199,098,668  $      32,053,662                     $  231,152,330

Net asset value per share                            $                13.87  $           10.35                     $        13.87
Offering price per share NAV/(1- 5.75%)              $                14.72  $           10.98                     $        14.72

CLASS B
Shares of beneficial interest outstanding                           426,625          1,207,249        (288,011)(a)      1,345,863
Net assets                                           $            5,829,215  $      12,560,055                     $   18,389,270

Net asset value and offering price per share         $                13.66  $           10.40                     $        13.66

CLASS C
Shares of beneficial interest outstanding                                           11,863,371      (3,011,710)(a)      8,851,661
Net assets                                                                   $     120,945,177                     $  120,945,177

Net asset value and offering price per share                                 $           10.19                     $        13.66

CLASS I
Shares of beneficial interest outstanding                                                3,388
Net assets                                                                   $          35,559

Net asset value and offering price per share                                 $           10.50

(a) Adjustment reflects additional shares issued in conversion.


                         See Notes to Pro Forma Financial Statements.

 Phoenix-Oakhurst Strategic Allocation Fund/Phoenix-Oakhurst Managed Assets Pro Forma Combining Statement of Operations
 July 1, 2002 through June 30, 2003 (Unaudited)




                                         ====================    ==================      ==================      ================
                                         Phoenix-Oakhurst        Phoenix-Oakhurst                                    Pro Forma
                                         Strategic Allocation    Managed Assets              Adjustments             Combining
                                         Fund                    Fund                                                Portfolios
                                         ====================    ==================      ==================      ================

INVESTMENT INCOME
Interest                                $           5,202,094   $         3,299,539      $                      $       8,501,633
Dividends                                           1,858,405             1,668,240                                     3,526,645
Security lending                                          488                     -                                           488
Foreign taxes withheld                                   (876)               (5,685)                                        (6,561)
                                         --------------------    ------------------      ------------------       ----------------

  Total investment income                           7,060,111             4,962,094                                     12,022,205
                                         --------------------    ------------------      ------------------       ----------------

EXPENSES
Investment advisory fee                             1,304,677             1,738,771                (608,570)             2,434,878
Service fees - Class A                                485,216               102,885                 (17,148)               570,953
Distribution and service
  fees - Class B                                       66,332               141,680                       -                208,012
Distribution and service
  fees - Class C                                            -             1,253,816                                      1,253,816
Financial agent fee                                   184,782               109,260                 (11,305) (a)           282,737
Transfer agent                                        366,615               230,576                  54,189                651,380
Registration                                           30,414                30,049                 (18,094)                42,369
Printing                                               31,993                45,197                  (7,421)                69,769
Professional                                           36,119               126,956                (127,798)                35,277
Custodian                                              42,954                53,373                 (47,589)                48,738
Trustees                                               25,858                26,013                 (22,045)                29,826
Miscellaneous                                          31,698                15,641                    (953)                46,386
                                         --------------------    ------------------      ------------------       ----------------

      Total expenses                                2,606,658             3,874,217                 806,734  (b)         5,674,141
      Custodian fees paid                                (717)                    -                       -                   (717)
        indirectly
      Management Fee Waiver                                 -              (287,220)(c)             287,220  (b)                 -
                                         --------------------    ------------------      ------------------       ----------------

      Net expenses                                  2,605,941             3,586,997                (519,514)             5,673,424
                                         --------------------    ------------------      ------------------        ---------------

NET INVESTMENT INCOME (LOSS)                        4,454,170             1,375,097                 519,514              6,348,781



NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS

Net realized gain (loss) on securities             (6,945,032)           (4,229,858)                      -            (11,174,890)
Net realized gain (loss) on foreign
  currency                                            (18,753)               23,285                       -                  4,532
Net change in unrealized appreciation
  (depreciation) on investments                     9,277,955             6,698,993                       -             15,976,948
Net change in unrealized appreciation                   2,420               (87,024)                      -                (84,604)
  (depreciation) on foreign currency
  transactions.

Net gain (loss)  on investments                     2,316,590             2,405,396                       -              4,721,986
                                         --------------------    ------------------      ------------------        ---------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS             $           6,770,760   $         3,780,493     $           519,514       $     11,070,767
                                         ====================    ==================      ==================        ===============

Adjustments:
(a) Fees were adjusted to reflect the application of the fee schedule put into effect at 1/1/03.
(b) Reflects elimination of target fund contract.
(c) Reflects change of adviser fee waiver of 0.35% effective 1/1/03.
Note: The expenses for Oakhurst Strategic Allocation are based on the expense schedule which became effective 2/28/03.


PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND/ PHOENIX-OAKHURST MANAGED ASSETS NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
JUNE 30, 2003 (UNAUDITED)

1.  BASIS OF COMBINATION

The unaudited Pro Forma Combined Portfolio of Investments, Pro Forma Combined Statement of Assets and Liabilities and Pro Forma Combined Statement of Operations give effect to the proposed merger of the Phoenix-Oakhurst Managed Assets Fund ("Managed Assets") into the Phoenix-Oakhurst Strategic Allocation ("Strategic Allocation"). The proposed merger will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger provides for the transfer of all or substantially all of the assets of Managed Assets to Strategic Allocation and the subsequent liquidation of Managed Assets. The accounting survivor in the proposed merger will be Strategic Allocation. This is because although Managed Assets has the same investment objective as Strategic Allocation, the surviving fund will invest in a style that is similar to the way in which Strategic Allocation is currently operated (including hedging and investment in debt securities). Additionally, Strategic Allocation has a significantly larger asset base than Managed Assets.

The pro forma combined statements should be read in conjunction with the historical financial statements of the constituent fund and the notes thereto incorporated by reference in the Registration Statement filed on Form N-14. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

Managed Assets and Strategic Allocation are both, open-end, management investment companies registered under the Investment Company Act of 1940, as amended.

2. SHARES OF BENEFICIAL INTEREST

The Pro Forma net asset value per share assumes the issuance of additional shares of Strategic Allocation which would have been issued at June 30, 2003 in connection with the proposed reorganization. The amount of additional shares assumed to be issued was calculated based on the net assets, as of June 30, 2003, of Managed Assets Class A of $32,053,662 and the net asset value of Strategic Allocation Class A of $14.72; the net assets of Managed Assets Class B of $12,560,055 and the net asset value of Strategic Allocation Class B of $13.66; and the net assets of Managed Assets Class C of $120,945,177 and the net asset value of Strategic Allocation Class B of $13.66. The Pro Forma Statement of Assets & Liabilities reflects the combined Pro Forma shares outstanding as calculated above.

3. PRO FORMA OPERATIONS

Pro Forma operating expenses include the expenses of Strategic Allocation restated to reflect the expense schedule which became effective February 28, 2003, the actual expenses of each Managed Assets and the combined Fund, with certain expenses adjusted to reflect the expected expenses of the combined entity. The investment advisory and financial agent fees have been calculated for the combined Fund based on the fee schedule in effect for Strategic Allocation at the combined level of average net assets for the period ended June 30, 2003.

4. PORTFOLIO VALUATION

Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

                                     PART C

                   PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND

                                     PART C
                                OTHER INFORMATION

Item 15. Indemnification

         The response to this item is incorporated by reference to Part A of the Prospectus/Proxy Statement in this Registration Statement under the caption "Comparative Information on Shareholder Rights-Liability of Trustees."

         The Agreement and Plan of Reorganization provides:

         5.9 (a) Subject to governing law, until the fifth anniversary of the Closing Date, the Strategic Allocation Fund, on behalf of itself and any successor thereto by reason of merger, reorganization, sale or other similar transaction, shall: (a) continue that certain joint insured bond referred to as Investment Management Insurance Policy No. 281-35-77 issued by American International Specialty Lines Insurance Company (such policy, or any replacement thereof during the operative period referenced above shall hereafter be referred to as the "D&O/E&O Insurance"), or such greater insurance as the Strategic Allocation Fund and all other requisite parties to such joint insured bond shall reasonably determine; and (b) maintain those indemnity provisions as provided in the current Declaration of Trust of the Strategic Allocation Fund and By-Laws applicable with regard to the proper and lawful activities of a trustee (the "Indemnity").

         (b) In the event that the D&O/E&O Insurance shall be terminated during the period transpiring from the Closing Date until the fifth anniversary thereof, then the Strategic Allocation Fund, individually or together with one or more parties to the above referenced joint insured bond, will use its best efforts to procure a directors' and officers errors and omissions insurance policy for the benefit of the Trustees of the Phoenix Trust, among others, for claims made against such Trustees during the period stated above, on not less than substantially the same terms and conditions, including, without limitation, exclusions from coverage, retention limits and limitations of liability, as exist for the benefit of such Trustees under the D&O/E&O Insurance Policy existing as of the Closing Date.

         (c) The D&O/E&O Insurance and Indemnity shall apply equally to the trustees of the Phoenix Trust (constituted as of the date of this Agreement) as they apply to the trustees of the Strategic Allocation Fund.

Item 16. Exhibits

(1) Agreement and Declaration of Trust of the Registrant, dated August 17, 2000, filed via EDGAR with Post-Effective Amendment No. 22 on September 29, 2000 and incorporated by reference.

(2) Bylaws of the Registrant filed via EDGAR with Post-Effective Amendment No. 22 on (File No. 33-9069) September 29, 2000 and incorporated by reference.

(3)      Not Applicable.

(4) Agreement and Plan of Reorganization (included as Exhibit A to the Prospectus/Proxy Statement contained in Part A of this Registration Statement).

(5) Reference is hereby made to Registrant's Agreement and Declaration of Trust referenced in Exhibit 1 above and Registrant's Bylaws referenced above in Exhibit 2 above.

(6) Amended and Restated Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. dated November 20, 2002 covering Phoenix-Oakhurst Strategic Allocation Fund, filed via EDGAR with Post-Effective Amendment No. 26 on April 25, 2003 and incorporated by reference.

(7)(a) Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation dated November 19, 1997 filed via EDGAR with Post-Effective Amendment No. 16 on April 21, 1998 and incorporated by reference.

(7)(b) Updated Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers, previously filed, via EDGAR with the Initial Registration Statement (No. 333-111453) on December 22, 2003.

(7)(c) Form of Financial Institution Sales Contract for the Phoenix Family of Funds filed as Exhibit 6.4 via EDGAR with Post-Effective Amendment No. 16 on April 21, 1998 and incorporated by reference.

(8)      Not Applicable.

(9)(a) Master Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1, 1997 filed as Exhibit 8.1 via EDGAR with Post-Effective Amendment No. 16 on April 21, 1998 and incorporated by reference.

(9)(b) Amendment dated February 10, 2000 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company, previously filed, via EDGAR with the Initial Registration Statement (No. 333-111453) on December 22, 2003.

(9)(c) Amendment dated July 2, 2001 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company, previously filed, via EDGAR with the Initial Registration Statement (No. 333-111453) on December 22, 2003.

(9)(d) Amendment dated May 10, 2002 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company, previously filed, via EDGAR with the Initial Registration Statement (No. 333-111453) on December 22, 2003.

(10)(a)  Amended and Restated Distribution Plan for Class A Shares filed as
         Exhibit 15.1 via EDGAR with Post-Effective Amendment No. 16 on April 21, 1998 and incorporated herein by reference.

(10)(b) First Amendment of Class A Shares Amended and Restated Distribution Plan for Phoenix-Oakhurst Strategic Allocation Fund, previously filed, via EDGAR with the Initial Registration Statement (No. 333-111453) on December 22, 2003.

(10)(c) Distribution Plan for Class B Shares filed via EDGAR with Post-Effective Amendment No. 22 on September 29, 2000 and incorporated by reference.

(10)(d)  Distribution Plan for Class C Shares (to be filed by Amendment).

(10)(e) Fourth Amended and Restated Plan Pursuant to Rule 18f-3 effective January 1, 2003, previously filed, via EDGAR with the Initial Registration Statement (No. 333-111453) on December 22, 2003.

(10)(f) First Amendment to the Fourth Amended and Restated Plan Pursuant to Rule 18f-3 as of August 20, 2003, previously filed, via EDGAR with the Initial Registration Statement (No. 333-111453) on December 22, 2003.

(11) Opinion and Consent of Matthew A. Swendiman, Esq. with respect to legality of the shares being issued (to be filed by Amendment).

(12) Opinion and Consent of Shearman & Sterling LLP with respect to a tax free reorganization (to be filed by Amendment).

(13)(a) Form of Transfer Agency and Service Agreement between the Registrant and Phoenix Equity Planning Corporation and State Street Bank and Trust Company filed as Exhibit 9.2b with Post-Effective

         Amendment No. 12 on June 30, 1994 and filed via EDGAR as Exhibit 9.2 with Post-Effective Amendment No. 15 on April 24, 1997 and incorporated by reference.

(13)(b) Sub-Transfer Agency and Service Agreement between Phoenix Equity Planning Corporation and State Street Bank and Trust Company effective June 1, 1994 filed as Exhibit 9.2c via EDGAR with Post-Effective Amendment No. 15 on April 24, 1997 and incorporated by reference.

(13)(c) Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated November 19, 1997 filed as
         Exhibit 9.1 via EDGAR with Post-Effective Amendment No. 16 on April 21, 1998 and incorporated by reference.

(13)(d) First Amendment to the Amended and Restated Financial Agreement between Registrant and Phoenix Equity Planning Corporation effective as of February 27, 1998 filed as Exhibit 9.4 via EDGAR with Post-Effective Amendment No. 16 on April 21, 1998 and incorporated by reference.

(13)(e) Second Amendment to Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation effective as of June 1, 1998 filed via EDGAR with Post-Effective Amendment No.17 on February 26, 1999 and incorporated herein by reference.

(13)(f) Third Amendment to Amended and Restated Financial Agent Agreement effective January 1, 2003 between Registrant and Phoenix Equity Planning Corporation effective as of January 1, 2003 filed via EDGAR with Post-Effective Amendment No. 26 on April 25, 2003 and incorporated herein by reference.

(13)(g) Amended and Restated Code of Ethics of the Fund, the Adviser and the Distributor effective November 19, 2003, previously filed, via EDGAR with the Initial Registration Statement (No. 333-111453) on December 22, 2003.

(14)     *Consent of PricewaterhouseCoopers LLP, filed herewith.

(15)     Not Applicable.

(16) Powers of Attorney filed via EDGAR with Post-Effective Amendment No. 26 on April 25, 2003 and incorporated herein by reference.

(17)(a) Form of Proxy Card for Phoenix-Oakhurst Managed Assets, previously filed, via EDGAR with the Initial Registration Statement (No. 333-111453) on December 22, 2003.

(17)(b) Current Prospectus of the Phoenix-Oakhurst Strategic Allocation Fund filed via EDGAR on Form N-1A on April 25, 2003 effective May 1, 2003, and supplement dated September 17, 2003 to the Prospectus dated May 1, 2003 and incorporated herein by reference.

---------------

*Filed herewith.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, an Opinion of Counsel or a copy of an IRS ruling supporting the tax consequences of the Reorganization within a reasonable time after receipt of such opinion or ruling.

                                Index To Exhibits

 (14)    Consent of PricewaterhouseCoopers LLP

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant in the City of Hartford and State of Connecticut on the 30th day of January, 2004.

                                   PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND


                                   By: /s/ Philip R. McLoughlin
                                       ------------------------
                                   Name:     Philip R. McLoughlin
                                   Title:    President


         As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated as of the 30th day of January, 2004.

Signature                                                     Title
---------                                                     -----

                                                     Trustee
-------------------------------------------------
E. Virgil Conway*


/s/ Nancy G. Curtiss                                 Treasurer
-------------------------------------------------    (Principal Financial and Accounting Officer)
Nancy G. Curtiss*


                                                     Trustee
-------------------------------------------------
Harry Dalzell-Payne*


                                                     Trustee
-------------------------------------------------
Francis E. Jeffries*


                                                     Trustee
-------------------------------------------------
Leroy Keith, Jr.*

                                                     Trustee
-------------------------------------------------
Marilyn E. LaMarche*


/s/ Philip R. McLoughlin                             President and Trustee
-------------------------------------------------    (Principal Executive Officer)
Philip R. McLoughlin*


                                                     Trustee
-------------------------------------------------
Geraldine M. McNamara*


                                                     Trustee
-------------------------------------------------
Everett L. Morris*

                                                     Trustee
-------------------------------------------------
James M. Oates*


                                                     Trustee
-------------------------------------------------
Richard E. Segerson*


                                                     Trustee
-------------------------------------------------
Lowell P. Weicker, Jr.*



*By      /s/ Philip R. McLoughlin
         ----------------------------------------
*Philip R. McLoughlin, pursuant to powers of attorney, filed via EDGAR with Post-Effective Amendment No. 26 on April 25, 2003 and incorporated herein by reference.


                                      S-2